                                                                    EXHIBIT 10.1

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                           LOAN AND SECURITY AGREEMENT

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                         WELLS FARGO RETAIL FINANCE LLC
                                   THE LENDER

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                                  DELIA*S CORP.

                                THE LEAD BORROWER
                                      FOR:


                                  dELiA*s CORP.
                            dELiA*s OPERATING COMPANY
                          dELiA*s DISTRIBUTION COMPANY
                             dELiA*s RETAIL COMPANY
                                  THE BORROWERS

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                               September 24, 2001

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                                TABLE OF CONTENTS

ARTICLE 1: - DEFINITIONS:

 ARTICLE 2: - THE REVOLVING CREDIT:

                  2-1.     Establishment of  Revolving Credit....................................................26
                  2-2.     Reserves..............................................................................26
                  2-3.     Eligible Inventory Criteria...........................................................28
                  2-4.     Advances in Excess of Borrowing Base (OverLoans)......................................28
                  2-5.     Risks of Value of Collateral..........................................................28
                  2-6.     Lender's Commitment...................................................................28
                  2-7.     Revolving Credit Loan Requests........................................................29
                  2-8      Making of Revolving Credit Loans......................................................30
                  2-9.     The Loan Account......................................................................31
                  2-10.    The Revolving Credit Note.............................................................32
                  2-11.    Payment of The Loan Account...........................................................32
                  2-12.    Interest on Revolving Credit Loans. ..................................................33
                  2-13.    Fees..................................................................................34
                  2-14.    Lender's Discretion...................................................................37
                  2-15.    Procedures For Issuance of L/C's......................................................38
                  2-16.    Fees For L/C's........................................................................39
                  2-17.    Concerning L/C's......................................................................40
                  2-18.    Changed Circumstances.................................................................41
                  2-19.    Designation of Lead Borrower as Borrowers'  Agent.....................................42

ARTICLE 3: - CONDITIONS PRECEDENT:
                  3-1.     Corporate Due Diligence...............................................................43
                  3-2.     Opinion...............................................................................43
                  3-3.     Officers' Certificates................................................................43
                  3-4.     Additional Documents. Satisfaction of Conditions......................................44
                  3-5.     Payoff Letter From Congress...........................................................44
                  3-7.     Representations and Warranties........................................................44
                  3-8.     Minimum Day One Excess Availability...................................................44
                  3-9.     All Fees and Expenses Paid............................................................44
                  3-10.    No Borrower InDefault.................................................................45
                  3-11.    No Adverse Change.....................................................................45
                  3-12.    Benefit of Conditions Precedent.......................................................45


ARTICLE 4: - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:
                  4-1.     Payment and Performance of Liabilities................................................45
                  4-2.     Due Organization. Authorization. No Conflicts.........................................45
                  4-3.     Trade Names...........................................................................46


                                                                         Page ii

                  4-4.     Infrastructure........................................................................47
                  4-5.     Locations.............................................................................47
                  4-6.     Lease Amendments. New Stores. Store Closings..........................................48
                  4-7.     Title to Assets.......................................................................50
                  4-8.     Indebtedness..........................................................................50
                  4-9.     Insurance.............................................................................52
                  4-10.    Licenses..............................................................................53
                  4-11.    Leases................................................................................53
                  4-12.    Requirements of Law...................................................................53
                  4-13.    Labor Relations.......................................................................54
                  4-14.    Maintain Properties...................................................................54
                  4-15.    Taxes.................................................................................55
                  4-16.    No Margin Stock.......................................................................56
                  4-17.    ERISA.................................................................................56
                  4-18.    Hazardous Materials...................................................................57
                  4-19.    Litigation............................................................................58
                  4-20.    Dividends. Investments. Corporate Action..............................................58
                  4-21.    Loans.................................................................................58
                  4-22.    Protection of Assets..................................................................59
                  4-23.    Line of Business......................................................................59
                  4-24.    Affiliate Transactions................................................................59
                  4-25.    Further Assurances....................................................................59
                  4-26.    Adequacy of Disclosure................................................................60
                  4-27.    No Restrictions on Liabilities........................................................61
                  4-28.    Other Covenants.......................................................................61

ARTICLE 5: - FINANCIAL REPORTING AND PERFORMANCE COVENANTS:
                  5-1.     Maintain Records......................................................................61
                  5-2.     Access to Records.....................................................................62
                  5-3.     Immediate Notice to Lender............................................................63
                  5-4.     Borrowing Base Certificate............................................................64
                  5-5.     Monthly Reports.......................................................................64
                  5-6.     Annual Reports........................................................................64
                  5-7.     Officers' Certificates................................................................65
                  5-8.     Inventories, Appraisals, and Audits...................................................66
                  5-9.     Additional Financial Information. Business Plan.......................................69
                  5-10.    Financial Performance Covenants.......................................................69
                  5-11     E-Reporting...........................................................................70

ARTICLE 6: - USE OF COLLATERAL:
                  6-1.     Use of Inventory Collateral...........................................................70
                  6-2.     Inventory Quality.....................................................................71
                  6-3.     Adjustments and Allowances............................................................71
                  6-4.     Validity of Accounts..................................................................71


                                                                        Page iii

                  6-5.     Notification to Account Debtors.......................................................71

ARTICLE 7: - CASH MANAGEMENT. PAYMENT OF LIABILITIES:
                  7-1.     Depository Accounts...................................................................71
                  7-2.     Credit Card Receipts..................................................................72
                  7-3.     The Concentration, Blocked, and Operating Accounts....................................73
                  7-4.     Proceeds and Collections..............................................................74
                  7-5.     Payment of Liabilities................................................................75
                  7-6.     The Operating Account.................................................................76

ARTICLE 8: - GRANT OF SECURITY INTEREST:
                  8-1.     Grant of Security Interest............................................................76
                  8-2.     Extent and Duration of Security Interest..............................................78

ARTICLE 9: - LENDER AS BORROWER'S ATTORNEY-IN-FACT:
                  9-1.     Appointment as Attorney-In-Fact.......................................................78
                  9-2.     No Obligation to Act..................................................................79

ARTICLE 10: - EVENTS OF DEFAULT:
                  10-1.    Failure to Pay the Revolving Credit...................................................79
                  10-2.    Failure To Make Other Payments........................................................79
                  10-3.    Failure to Perform Covenant or Liability (No Grace Period)............................80
                  10-4.    Failure to Perform Covenant or Liability (Grace Period)...............................80
                  10-5.    Misrepresentation.....................................................................80
                  10-6.    Acceleration of Other Debt. Breach of Lease...........................................80
                  10-7.    Default Under Other Agreements........................................................80
                  10-8.    Uninsured Casualty Loss...............................................................80
                  10-9.    Attachment. Judgment. Restraint of Business...........................................81
                  10-10.   Business Failure......................................................................81
                  10-11.   Bankruptcy............................................................................81
                  10-12.   Indictment - Forfeiture...............................................................82
                  10-13.   Guarantor's Default...................................................................82
                  10-14.   Termination of Guaranty...............................................................82
                  10-15.   Challenge to Loan Documents...........................................................82
                  10-16.   Change in Control.....................................................................82
                  10-17.   Material Adverse Change. .............................................................82

ARTICLE 11: - RIGHTS AND REMEDIES UPON DEFAULT:
                  11-1     Acceleration..........................................................................82
                  11-2.    Rights of Enforcement.................................................................83
                  11-3.    Sale of Collateral....................................................................83
                  11-4.    Occupation of Business Location.......................................................84
                  11-5.    Grant of Nonexclusive License.........................................................84
                  11-6.    Assembly of Collateral................................................................85


                                                                         Page iv

                  11-7.    Rights and Remedies...................................................................85

ARTICLE  12:- NOTICES:
                  12-1.    Notice Addresses......................................................................85
                  12-2.    Notice Given..........................................................................86

ARTICLE 13: - TERM:
                  13-1.    Termination of Revolving Credit.......................................................87
                  13-2.    Actions On Termination................................................................87

ARTICLE 14: - GENERAL:
                  14-1.    Protection of Collateral..............................................................88
                  14-2.    Publicity.............................................................................88
                  14-3.    Successors and Assigns................................................................88
                  14-4.    Severability..........................................................................89
                  14-5.    Amendments.  Course of Dealing........................................................89
                  14-6.    Power of Attorney.....................................................................89
                  14-7.    Application of Proceeds...............................................................90
                  14-8.    Increased Costs.......................................................................90
                  14-9.    Costs and Expenses of the Lender .....................................................91
                  14-10.   Copies and Facsimiles.................................................................92
                  14-11.   Massachusetts Law.....................................................................92
                  14-12.   Consent to Jurisdiction...............................................................92
                  14-13.   Indemnification.......................................................................93
                  14-14.   Rules of Construction.................................................................93
                  14-15.   Intent................................................................................95
                  14-16.   Participations:.......................................................................95
                  14-17.   Confidentiality: .....................................................................95
                  14-18.   Right of Set-Off......................................................................96
                  14-19.   Pledges To Federal Reserve Banks: ....................................................96
                  14-20.   Maximum Interest Rate.................................................................96
                  14-21.   Waivers. .............................................................................97



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                                    EXHIBITS

         2:2-1(b)(ii)      :        NRLV Percentage
         2:2-10            :        Revolving Credit Note
         3:3-2             :        Opinion of Counsel to the Borrowers
         4:4-2             :        Corporate Information
         4:4-3             :        Trade Names
         4:4-4             :        Infrastructure
         4:4-5             :        Locations, Leases, and Landlords
         4:4-7(a)          :        Certain Encumbrances
         4:4-7(c)(ii)      :        Equipment Usage Agreement
         4:4-8             :        Indebtedness
         4:4-9             :        Insurance Policies
         4:4-11            :        Capital Leases
         4:4-15            :        Taxes
         4:4-18            :        Hazardous Materials
         4:4-19            :        Litigation
         4:4-20            :        Certain Permitted Investments
         5:5-4             :        Borrowing Base Certificate
         5:5-5             :        Monthly Financial Reporting Requirements
         5:5-9(b)          :        Business Plan
         7:7-1             :        DDA's.
         7:7-2             :        Credit Card Arrangements
         7:7-6             :        Operating Account






                                                                         Page vi

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LOAN AND SECURITY AGREEMENT                       WELLS FARGO RETAIL FINANCE LLC
                                                                      THE LENDER

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                                                              September 24, 2001



         THIS AGREEMENT is made between

                  Wells Fargo Retail Finance LLC (the "LENDER"), a Delaware limited liability company with offices at One Boston Place - 18th Floor, Boston, Massachusetts 02108,

                  and

                  dELiA*s Corp. ( in such capacity, the "LEAD BORROWER"), a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014, as agent for the following (individually, a "BORROWER" and collectively, the "BORROWERS"):

                  dELiA*s Corp.,
                  dELiA*s Operating Company,
                  dELiA*s Distribution Company,
                  dELiA*s Retail Company,

         each a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014, in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                   WITNESSETH:

ARTICLE 1: - DEFINITIONS:

         As used herein, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

         "1934 ACT": The Securities Exchange Act of 1934, as amended.

         "ACCOUNT DEBTOR": Has the meaning given that term in the UCC.

         "ACCOUNTS" and "ACCOUNTS RECEIVABLE" include, without limitation, "accounts" as defined in the UCC, and also all: accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; energy provided or to be provided; for the use or hire of a vessel; arising out of the use of a credit or charge card or information contained on or used with that card; winnings in a lottery or other game of chance; and also all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         "ACH":   Automated clearing house.

         "AFFILIATE": With respect to any two Persons, a relationship in which
                  (i) one holds, directly or indirectly, not less than Twenty Five Percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (ii) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (iii) not less than Twenty Five Percent (25%) of their respective ownership is directly or indirectly held by the same third Person; or (iv) one directly or indirectly is under the common control of the other by reason of direct or indirect power to direct or cause the direction of management and policies of the other (through the ownership of voting securities, by contract, or on any other basis).

         "APPLICABLE LAW": As to any Person: (i) All statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all (A) court orders and injunctions, (B) arbitrator's written decisions, and/or (C) similar rulings which similar rulings are in writing, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other legislative or administrative body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

         "APPROVED BANK ISSUER": (x) Any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, having capital and surplus in an aggregate amount not less than $500,000,000 which has not less than the second highest rating by a nationally recognized credit rating agency and (y) the Lender (and Affiliates of the Lender).

         "AVAILABILITY": The result of the following:
                        (a) The lesser of

                                    (i)     The Credit Limit
                                    or
                                    (ii)    The Borrowing Base

                           MINUS
                           (b)      The aggregate unpaid balance of the Loan
                                    Account
                           MINUS
                           (c) The aggregate undrawn Stated Amount of all then outstanding L/C's and any L/C Landing Costs applicable thereto

                           PLUS
                           (d) The product of (x) the Stated Amount of all then outstanding documentary L/C's MULTIPLIED by (y) the result of (i) 100% MINUS (ii) the L/C Reserve Percentage

                           MINUS
                           (e)      The aggregate of the Availability Reserves.

         "AVAILABILITY RESERVES": Such reserves as the Lender from time to time determines in the Lender's discretion as being appropriate to reflect the impediments to the Lender's ability to realize upon the Collateral. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on the following:

                           (i) Rent as provided in Sections 4:4-5(e) and 4:4-5(f).
                           (ii)     Customer Credit Liabilities.
                           (iii) Taxes and other governmental charges, including, ad valorem, personal property, and other taxes which reasonably could be expected to have priority over the Collateral Interests of the Lender in the Collateral.
                           (iv)     L/C Landing Costs.

         "BANKRUPTCY CODE": Title 11, U.S.C., as amended from time to time.

         "BLOCKED ACCOUNT": Any DDA into which the contents of any other DDA is transferred.

         "BLOCKED ACCOUNT AGREEMENT": An Agreement, in form reasonably satisfactory to the Lender, which Agreement recognizes the Lender's Collateral Interest in the contents of the DDA which is the subject of such Agreement and agrees that, on notice from the Lender, such contents thereafter shall be transferred only to Concentration Account (or, with respect to the Concentration Account, to the Lender's Depository Account).

         "BORROWER" and "BORROWERS": Is defined in the Preamble.

         "BORROWING BASE": The result of the lesser of (a) or (b), where:

                  (a)      Is the aggregate of the following:
                           (i)      The lesser of
                                    (A)     The Standard Line Credit Limit
                                    or
                                    (B)     The product of the Cost of Eligible
                                            Inventory (net of Inventory
                                            Reserves) multiplied by the Standard
                                            Inventory Advance Rate.

                           PLUS
                           (ii)     The lesser of
                                    (A)     The Special Line Credit Limit
                                    or
                                    (B)     The product of the Cost of Eligible
                                            Inventory (net of Inventory
                                            Reserves) multiplied by the Special
                                            Inventory Advance Rate.

                  (b)      Is 95% of the Three Month Rolling Average NRLV.

         "BORROWING BASE CERTIFICATE": Is defined in Section 5:5-4.

         "BUSINESS DAY": Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or in New York, New York, generally are not open to the general public for the purpose of conducting commercial banking business; or
                  (c) a day on which the principal office of the Lender is not open to the general public to conduct business.

         "BUSINESS PLAN": The Borrowers' business plan annexed hereto as
                  EXHIBIT 5:5-10(b) and any revision, amendment, or update of such business plan presented by the Lead Borrower to the Lender as to which the Lender has provided its written sign-off. (SEE Section 5:5-9(c) which relates to the Lender's signing off on a revised business plan in the event of the refinancing of the Hanover Property Indebtedness).

         "CAPITAL LEASE": Any lease which should be capitalized in accordance with GAAP.

         "CASH CONCENTRATION CURE": The concurrence of the following two events on each of ninety (90) consecutive days:
                           (a)      No Borrower is InDefault.
                           (b) The sum of the following equals or exceeds $5 Million: (x) Excess Availability, PLUS (y) cash on hand, PLUS (z) Cash Equivalents.

         "CASH CONCENTRATION TRIGGER EVENT": The occurrence of either of the following:
                           (a)      Any Event of Default.
                           (b)      Any Excess Availability Threshold Breach.

         "CASH EQUIVALENTS": Each of the following, but only to the extent that Section 4:4-25 (which relates to further assurances) is satisfied with respect thereto:
                           (a) Securities issued or directly and fully
                  guaranteed or insured by the United States of America or any agency or instrumentality thereof and entitled to the full faith and credit of the United States of America.
                           (b) Dollar denominated commercial paper issued by any
                  Approved Bank Issuer or by the parent company of any Approved Bank Issuer and commercial paper issued by, or guaranteed by, any Person with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, and in each instance maturing within twelve months after the date of acquisition.
                           (c) Marketable direct obligations issued by any state
                  of the United States of America or any political subdivision of any such state of any public instrumentality thereof maturing within twelve months from the date of acquisition thereof and, at the time of acquisition have one of the two highest ratings obtainable from either S&P or Moody's.
                           (d) Any repurchase agreement entered into with any
                  Approved Bank Issuer which is secured by any obligation of the type described in any of clauses (a) through (c) of this Definition.
                           (e) Investments in money market funds substantially
                  all the assets of which are comprised of securities of the types described in clauses (a) through (d) of this Definition.

         "CHANGE IN CONTROL": The occurrence of any of the following:
                           (a) The acquisition, by any group of persons (within
                  the meaning of the 1934 Act ) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 25% or more of the issued and outstanding capital stock of the Lead Borrower (or of the issued and outstanding combined voting power of any parent corporation or other entity) having the right, under ordinary circumstances, to vote for the election of directors of the Lead Borrower, PROVIDED, HOWEVER, such acquisition by Stephen
                  I. Kahn or by Christopher C. Edgar or by any group within the meaning of Section 13(d)(3) of the 1934 Act of which Stephen
                  I. Kahn is a member shall not constitute a "Change in Control".
                           (b) More than half of the persons who were directors
                  of the Lead Borrower (or of any parent of the Lead Borrower) on the first day of any period consisting of Twelve (12) consecutive calendar months (the first of which Twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), cease to be directors of the Lead Borrower (or such parent, as applicable) for any reason other than (i) death or disability or (ii) replacement by individuals whose nomination for election to the relevant board of directors is approved , prior to such election, by a majority of the directors of the relevant board of directors.
                           (c) Any failure of the Lead Borrower directly or
                  indirectly to own, beneficially and of record, 100% of the capital stock or share capital of all other

                  Borrowers.

         "CHATTEL PAPER": Has the meaning given that term in the UCC.

         "COLLATERAL": Is defined in Section 8:8-1.

         "COLLATERAL INTEREST": Any interest in property to secure an obligation, including, without limitation, a security interest, mortgage, and deed of trust.

         "COLLATERAL INTEREST RESTRICTIONS": Any restriction to the creation of a Collateral Interest to the extent that such restriction is not made ineffective by UCC Sections 9-401, 9- 407, 9-408, or 9-409.

         "CONCENTRATION ACCOUNt": Is defined in Section 7:7-3(a)(ii).

         "CONGRESS": Congress Financial Corporation.

         "CONSOLIDATED": When used to modify a financial term, test, statement, or report, refers to the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of the Borrowers and their respective subsidiaries.

         "COST":  The lower of (a) or (b), where:
                           (a) is the calculated cost of purchases, based upon
                  the Borrowers' accounting practices, known to the Lender, which practices are in effect on the date on which this Agreement was executed as such calculated cost is determined from: invoices received by the Borrowers; the Borrowers' purchase journal; or the Borrowers' stock ledger.
                           (b) is the cost equivalent of the lowest ticketed or
                  promoted price at which the subject Inventory is offered to the public by a Borrower, after all mark-downs (whether or not such price is then reflected on the Borrowers' accounting system), which cost equivalent is determined in accordance with the retail method of accounting, reflecting the Borrowers' historic business practices.
                           ("Cost" does not include inventory capitalization
                  costs or other non-purchase price charges (such as freight) used in the Borrowers' calculation of cost of goods sold).

         "COSTS OF COLLECTION": Includes, without limitation, all attorneys' reasonable fees and reasonable out-of-pocket expenses incurred by the Lender's outside attorneys, and all reasonable out-of-pocket costs incurred by the Lender in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Lender, where such costs and expenses are directly or indirectly related to or in respect of the Lender's:

                  administration and management of the Liabilities; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Lender's Rights and Remedies and/or any of the rights and remedies of the Lender against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection are Liabilities, and at the Lender's option may bear interest at the then effective Reference Margin Rate.

         "CREDIT LIMIT": The aggregate, on any day, of the Standard Credit
                  Limit and the Special Line Credit Limit.

         "CUSTOMER CREDIT LIABILITY": Gift certificates, customer deposits, merchandise credits, layaway obligations, frequent shopping programs, and similar liabilities of any Borrower to its retail customers and prospective customers.

         "DDA": Any checking or other demand daily depository account maintained by any Borrower, other than any Exempt DDA.

         "DEPOSIT ACCOUNT": Has the meaning given that term in the UCC and also includes all demand, time, savings, passbook, or similar accounts maintained with a bank.

         "DOCUMENTS": Has the meaning given that term in the UCC.

         "DOCUMENTS OF TITLE": Has the meaning given that term in the UCC.

         "EARLY TERMINATION FEE": Is defined in Section 2:2-13(e).

         "EBITDA": The Borrowers' Consolidated net income for any period PLUS the following expenses to the extent that such expenses were deducted in the calculation of such Consolidated net income for that period:
                           (a) Total interest expense (inclusive of amortization
                  of deferred financing fees, premiums on interest rate protection agreements and any original issue discount).
                           (b) Provisions for taxes based on income.
                           (c) Depreciation and amortization expense (including
                  amortization of goodwill, transaction expenses, covenants not to compete, other intangible assets and deferred charges).
                           (d) All other non-cash expenses.

         "EFFECTIVE ADVANCE RATE": The decimal equivalent of a fraction in which the numerator is the principal balance of the Loan Account and the denominator is the Cost of Eligible Inventory (net of Inventory Reserves).

         "ELIGIBLE IN-TRANSIT INVENTORY": Inventory having a Cost, at any one time aggregating not more than Seven Million Dollars ($7,000,000.00), title to which has passed to any Borrower and which has then been shipped from a foreign location for receipt, within 60 days, at a warehouse or distribution facility at which any Borrower maintains Inventory and located in a jurisdiction in which the United States, PROVIDED THAT the conditions in (a) and in either (b)(i) or (b)(ii), below, are satisfied:
                           (a) Such Inventory would constitute "Eligible
                  Inventory" within the meaning of Clause (a) of the Definition of that term.
                           (b) (i)  The documents which relate to such shipment
                  name the Lender as consignee of the subject Inventory.
                                    (ii) The Lender has control over the
                  documents which evidence ownership of the subject Inventory (such as by the providing to the Lender of a Customs Brokers Agreement in form reasonably satisfactory to the Lender).

         "ELIGIBLE INVENTORY": The following:
                           (a) All Inventory of the Borrowers which consists of
                  finished goods held for resale in the ordinary course of the business of the Borrowers is acceptable to the Lender in the exercise of the Lender's discretion based on the application of the Eligible Inventory Criteria.
                           (b) Eligible In-Transit Inventory.

         "ELIGIBLE INVENTORY CRITERIA": At the execution of this Agreement, as set forth below and subject to resetting as provided in
                  Section 2:2-3. "Eligible Inventory" does not include any of the following:
                           (a) Inventory which is not then in compliance with
                  any representation or warranty included in any Loan Document.
                           (b) Inventory in the possession of a contract
                  manufacturer, or in the possession of a third party on consignment or pursuant to a sale on approval or sale or return, or otherwise located at the place of business of a third party at which such party deals in goods of that kind or under other circumstances in which such third party or creditors of such third party may be able to assert rights in the Inventory.
                           (c) Inventory, title to which is evidenced by
                  warehouse receipts or other documents of the title (other than Inventory which satisfies the requirements included in the Definition of "Eligible In-Transit Inventory").
                           (d) Inventory which is located at premises other than
                  one then owned or leased by a Borrower (other than Inventory which satisfies the requirements included in the Definition of "Eligible In-Transit Inventory").
                           (e) Inventory sold on lay-away or any similar
                  arrangement (subject to a basket of up to $25,000.00 in such Inventory at any one time, the sale of which under such arrangements has not yet been reflected by being relieved from the Borrower's stock ledger).
                           (f) Inventory which is damaged, defective, or
                  otherwise not salable in the ordinary course of business.
                           (g) Inventory which is not similar in type to that
                  which the Borrowers offer for resale in the ordinary course
                  (i) in the businesses in which they were engaged at the execution of this Agreement or (ii) in a business reasonably related thereto.
                           (h) Inventory which consists of packaging and
                  shipping materials.
                           (i) Inventory which consists of supplies used or
                  consumed in any Borrower's business.
                           (j) Inventory which is subject to a Encumbrance (even
                  if such Encumbrance is a Permitted Encumbrance) other than an Encumbrance in favor of the Lender.
                           (k) Inventory which has been sold on a bill and
                  hold basis.
                           (l) Inventory which is not subject to the prior and
                  only perfected security interest in favor of the Lender.
                           (m) Returned Inventory which is not first quality
                  goods being held for resale.
                           (n) Inventory being held to be returned to vendors.
                           (o) Inventory (subject to a basket of up to
                  $25,000.00 of such Inventory (at Cost) in any one month and an aggregate of $150,000.00 of such Inventory (at Cost) on a rolling 12 month basis) which has been subject to more than one transfer from a Sales Channel to another,

         "EMPLOYEE BENEFIT PLAN": Any employee pension plan, as defined in
                  Section 3(2) of ERISA and covered by Title IV of ERISA.

         "ENCUMBRANCE": Each of the following:
                           (a) A Collateral Interest or agreement to create or
                  grant a Collateral Interest; the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.
                           (b) The filing, authorized by a Borrower, of any
                  financing statement under the UCC or comparable law of any jurisdiction other than a filing in respect of a lease otherwise permitted by this Agreement.

         "END DATE": The date upon which all of the following conditions are satisfied: (a) all payment Liabilities described in Section 13:13-2(a) have been paid in full; (b) those arrangements concerning L/C's which are described in Section 13:13-2(b) have been made ; and (c) all obligations of the Lender to make loans and advances and to provide other financial accommodations to the Borrowers hereunder shall have been irrevocably terminated.

         "ENVIRONMENTAL LAWS": All of the following:
                           (a) Applicable Law which regulates or relates to, or
                  imposes any standard of conduct or liability on account of or in respect to pollution or protection of the environment, including, without limitation, Hazardous Materials, as are now or hereafter in effect.
                           (b) The common law to the extent that it relates to
                  damage to Persons or property from releases of or exposure to Hazardous Materials.

         "EQUIPMENT": Includes, without limitation, "equipment" as defined in the UCC, and also all furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Borrower's business, and any and all accessions or additions thereto, and substitutions therefor.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE": Any Person which is under common control with a Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes any Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

         "EURODOLLAR BUSINESS DAY": Any day which is both a Business Day and a day on which the principal market in Eurodollars in which Wells Fargo Bank, N.A. participates is open for dealings in United States Dollar deposits.

         "EURODOLLAR LOAN": Any Revolving Credit Loan which bears interest at a
                  Eurodollar Rate.

         "EURODOLLAR MARGIN": 275 basis points.

         "EURODOLLAR OFFER RATE": That rate of interest (rounded upwards, if necessary, to the next 1/100 of 1%) determined by the Lender in good faith (which shall be presumed) to be the average prevailing rate per annum at which deposits on U.S. Dollars are offered to Wells Fargo Bank, N.A., by first-class banks in the Eurodollar market in which Wells Fargo Bank, N.A. participates at or about 10:00AM (Boston Time) Two (2) Eurodollar Business Days before the first day of the Interest Period for the subject Eurodollar Loan, for a deposit approximately in the amount of the subject loan for a period of time approximately equal to such Interest Period.

         "EURODOLLAR RATE": That per annum rate which is the aggregate of the Eurodollar Offer Rate PLUS the Eurodollar Margin EXCEPT THAT, in the event that the Lender determines in good faith (which shall be presumed) that the Lender is subject to the Reserve Percentage, the "Eurodollar Rate" shall mean, with respect to any Eurodollar Loans then outstanding (from the date on which that Reserve Percentage first became applicable to such loans), and with respect to all Eurodollar Loans thereafter made (but only so long as the Reserve Percentage continues to apply to such Eurodollar Loans), an interest rate per annum equal the sum of (a) plus (b), where:

                           (a) is the decimal equivalent of the following
                  fraction:

                              Eurodollar Offer Rate
                              ---------------------
                           1 minus Reserve Percentage

                           (b) is the applicable Eurodollar Margin.

         "EVENTS OF DEFAULT": Is defined in Article 10:. An "Event of Default" shall be deemed to have occurred and to be continuing unless and until that Event of Default has been duly waived by the Lender.

         "EXCESS AVAILABILITY": The result of (a) Availability MINUS (b) all then past due obligations of the Borrowers, including accounts payable which are beyond customary trade terms extended to the Borrowers and rent obligations of the Borrowers which are beyond applicable grace periods.

         "EXCESS AVAILABILITY THRESHOLD BREACH": Circumstances under which the result of the following does not equal or exceed $5 Million:
                  (a) Excess Availability, PLUS (b) the Borrowers' then cash on hand, PLUS (c) the Borrowers' then Cash Equivalents, MINUS (d) the aggregate of the non-financed portion of Capital Expenditures coming due within the then next thirty (30) days.

         "EXCLUDED ASSETS" : The following:
                           (a) The Excluded Hanover Property.
                           (b) Any rights or interest in any Leasehold Interest,
                  General Intangible, or Payment Intangible to the extent that the creation of a security interest therein is prohibited by terms by which the relevant Borrower is bound and such restriction is a Collateral Interest Restriction.

         "EXCLUDED HANOVER PROPERTY": Equipment, a security interest in which is created by any Hanover Loan Document, to the extent that the creation of a security interest therein is subject to a Collateral Interest Restriction.

         "EXEMPT DDA": A depository account maintained by any Borrower, the only contents of which may be transfers FROM the Operating Account and actually used solely (i) for petty cash purposes; or (ii) for payroll.

         "FIRST FUNDING": The making of the first loan under the Revolving
                  Credit.

         "FISCAL": When followed by "month" or "quarter", the relevant fiscal period based on the Borrowers' fiscal year and accounting conventions. When followed by reference to a specific year, the fiscal year which ends in a month of the year to which reference is being made (e.g. if the Borrowers' fiscal year ends in January 2002 reference to that year would be to the Borrowers' "Fiscal 2002").

         "FIXED CHARGES": The sum of (a) PLUS (b), where
                           (a) is the sum of the following for the same period:
                                    (i)     Interest.
                                    (ii)    Cash payments for taxes.
                                    (iii)   Payments which are due and payable
                                            on account of long term debt,
                                            excluding such payments as are
                                            accounted for as operating expenses
                                            on the relevant Borrower's operating
                                            statement.
                           (b) is the cumulative aggregate of cash payments for
                  Capital Expenditures, since the first day of the Borrowers' Fiscal month commencing in October 2001 through the end of the period in respect of which Fixed Charges are being determined, in excess of the result of
                                    (i)     $29,675,800.00
                                            MINUS
                                    (ii)    The Borrowers' cumulative net cash
                                            loss (if any) for the same period
                                            ("net cash loss" being the
                                            Borrowers' cumulative Consolidated
                                            loss for such period, determined
                                            without regard to any noncash
                                            expenses).

         "FIXTURES": Has the meaning given that term in the UCC.

         "GAAP": Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made.

         "GENERAL INTANGIBLES": Includes, without limitation, "general intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to any Borrower; credit memoranda in favor of any Borrower; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Borrower to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of any Borrower in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by any Borrower or credit extended or services performed, by any Borrower, whether intended for an individual customer or the general business of any Borrower, or used or useful in connection with research by any Borrower.

         "GOODS": Has the meaning given that term in the UCC, and also includes all things movable when a security interest therein attaches and also all computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such manner that it customarily is considered part of the goods or (ii) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods.

         "GUARANTOR'S DEFAULT": The occurrence of (a) any event described in
                  Section 10:10-11 (which relates to bankruptcy) with respect to any guarantor of the Liabilities or (b) any "Event of Default" within the meaning of any instrument which secures the guaranty of the Liabilities by such guarantor.

         "HANOVER PROPERTY": The land, with the buildings thereon located in Penn Township, York County, Pennsylvania and known for street numbering purposes as 348 Poplar Street, Hanover, Pennsylvania 17331.

         "HANOVER PROPERTY INDEBTEDNESS": Indebtedness of dELiA*s Distribution
                  Company to Allfirst Bank arising pursuant to the Hanover Property Loan Documents as in effect on the date hereof or any refinancing thereof, PROVIDED, THAT, each of the following conditions is satisfied:
                           (a) The principal amount of such Indebtedness does
                  not exceed $5,320,000, less the aggregate amount of all repayments, repurchases or redemptions, whether optional or mandatory in respect thereof, plus interest thereon at the rate provided for in the Hanover Property Loan Documents as in effect on the date of this Agreement.
                           (b) Such Indebtedness is not secured by any assets
                  or properties of any Borrower other than the Hanover
                  Property.
                           (c) Such Indebtedness is not guarantied by any
                  Borrower.

         "HANOVER PROPERTY LOAN DOCUMENTS": The following, each dated August 6,
                  1999 (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced), which, except for the instrument described in clause

                  (f) of this Definition is between dELiA*s Distribution Company and Allfirst Bank or in favor of Allfirst Bank:

                           (a) Construction Loan Agreement.
                           (b) Open-End Construction /Permanent Loan Mortgage
                  and Security Agreement with respect to the Hanover Property.
                           (c) Equipment Security Agreement with respect to
                  the equipment and fixtures located at the Hanover Property.
                           (d) Collateral Assignment of Agreements
                  Affecting Real Estate.
                           (e) Assignment of Leases and Rents
                           (f) Suretyship Agreement, dated August 6, 1999, by
                  dELiA*s Corp. in favor of Allfirst Bank.


         "HAZARDOUS MATERIALS": Any (a) substance which is defined or regulated as a hazardous material in or under any Environmental Law and
                  (b) oil in any physical state in amounts or concentrations which are regulated under any Environmental Law.

         "INDEBTEDNESS": All indebtedness and obligations of or assumed by any
                  Person on account of or in respect to any of the following:
                           (a) In respect of money borrowed (including any
                  indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person, but only to the extent of the greater or the market or net book value of such asset) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.
                           (b) In connection with any letter of credit or
                  acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).
                           (c) In connection with the sale or discount of
                  accounts receivable or chattel paper of such Person.
                           (d) On account of deposits or advances.
                           (e) As lessee under Capital Leases.
                           (f) In connection with any sale and leaseback
                  transaction.
                           "Indebtedness" also includes:
                                            (x) Indebtedness of others secured
                                    by an Encumbrance on any asset of such
                                    Person, whether or not such Indebtedness is assumed by such Person (except that, if such Indebtedness is non- recourse to such Person, it shall be deemed "Indebtedness" within the meaning of this Definition only to the extent of the greater of the market or net book value of such assets).
                                            (y) Any guaranty, endorsement,
                                    suretyship or other undertaking pursuant to which that Person may be liable on account of any obligation of any third party except for endorsements of instruments for deposit or collection or standard contractual indemnities entered into, in each instance, in the ordinary course of business.
                                            (z) The Indebtedness of a
                                    partnership or joint venture for which such Person is liable as a general partner or joint venturer.
                           "Indebtedness" does not include any obligation which is payable solely with shares of the Lead Borrower's common stock.

         "INDEFAULT": Any occurrence, circumstance, or state of facts with respect to a Borrower which (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.

         "INDEMNIFIED PERSON": Is defined in Section 14:14-13.

         "INITIAL BLOCKED ACCOUNT": Is defined in Section 7:7-3(a)(i).

         "INSTRUMENTS": Has the meaning given that term in the UCC.

         "INTEREST PAYMENT DATE": With reference to:
                           Each Eurodollar Loan: The last day of the Interest
                  Period relating thereto; the Termination Date; and the End
                  Date.
                           Each Reference Rate Loan: The first day of each
                  month; the Termination Date; and the End Date.

         "INTEREST PERIOD": The following:
                           (a) With respect to each Eurodollar Loan: Subject to
                  Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Eurodollar Loan and ending one, two, or three months thereafter, as the Lead Borrower may elect by notice (pursuant to Section 2:2-7) to the Lender.
                           (b) With respect to each Reference Rate Loan: Subject
                  to Subsection (c), below, the period commencing on the date of the making or continuation of or conversion to such Reference Rate Loan and ending on that date (i) as of which the subject Reference Rate Loan is converted to a Eurodollar Loan, as the Lead Borrower may elect by notice (pursuant to Section 2:2-7) to the Lender, or (ii) on which the subject Reference Rate Loan is paid by the Borrowers.
                           (c) The setting of Interest Periods is in all
                  instances subject to the following:
                                    (i) Any Interest Period for a Reference Rate
                           Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.
                                    (ii) Any Interest Period for a Eurodollar
                           Loan which would
                           otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event such Interest Period shall end on the last Business Day of the month during which the Interest Period ends.
                                    (iii) Subject to Subsection (iv), below, any
                           Interest Period applicable to a Eurodollar Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Business Day of the month during which that Interest Period ends.
                                    (iv) Any Interest Period which would
                           otherwise end after the Termination Date shall end on the Termination Date.

                                    (v) The number of Interest Periods in effect
                           at any one time is subject to Section 2:2-12(e) hereof.

         "INVENTORY": Includes, without limitation, "inventory" as defined in the UCC and also all: (a) Goods which are leased by a Person as lessor; are held by a Person for sale or lease or to be furnished under a contract of service; are furnished by a Person under a contract of service; or consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed and rejected; (d) packaging, advertising, and shipping materials related to any of the foregoing; (e) all names, marks, and General Intangibles affixed or to be affixed or associated thereto; and (f) Documents and Documents of Title which represent any of the foregoing.

          INVENTORY RESERVES": Such Reserves as may be established from time to time by the Lender in the Lender's discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory.

         "INVESTMENT PROPERTY": Has the meaning given that term in the UCC.

         "ISSUER": The issuer of any L/C.

         "L/C": Any letter of credit, the issuance of which is procured by the Lender for the account of any Borrower and any acceptance made on account of such letter of credit.

         "L/C RESERVE PERCENTAGE": The following percentage, based on the number of days that the subject L/C has been open:

From                                    Through                    Percentage
0 Days                                  30 Days                    25%
31 Days                                 60 Days                    35%

61 Days                                 Expiry                     100%


         "L/C LANDING COSTS": To the extent not included in the Stated
                  Amount of an L/C, customs, duty, freight, and other out-of-pocket costs and expenses which will be expended to "land" the Inventory, the purchase of which is supported by such L/C.

         "LEASE": Any lease or other agreement, no matter how styled or structured, pursuant to which a Borrower is entitled to the use or occupancy of any space.

         "LEASEHOLD INTEREST": Any interest of a Borrower as lessee under any Lease.

         "LENDER": Is defined in the Preamble to this Agreement.

         "LENDER'S DEPOSITORY ACCOUNT": Is defined in Section 7:7-3(a)(iii).

         "LENDER'S RIGHTS AND REMEDIES": Is defined in Section 11:11-7.

         "LETTER-OF-CREDIT RIGHT": Has the meaning given that term in the UCC and also refers to any right to payment or performance under an L/C, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

         "LIABILITIES": Includes, without limitation, the following:
                           (i) Any and all direct and indirect liabilities, debts, and obligations of each Borrower to the Lender.
                           (ii) Any and all direct and indirect liabilities, debts, and obligations of each Borrower to any Affiliate of the Lender, each of every kind, nature, and description which arises under any Loan Document.
                           (iii) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by any Borrower to the Lender (including all future advances whether or not made pursuant to a commitment by the Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Lender may hold against any Borrower.
                           (iv) All notes and other obligations of each Borrower now or hereafter assigned to or held by the Lender, each of every kind, nature, and description.
                           (v) All interest, fees, and charges and other amounts which may be charged by the Lender to any Borrower and/or which may be due from any Borrower to the Lender from time to time.
                           (vi) All costs and expenses incurred or paid by the Lender in respect of any agreement between any Borrower and the Lender or instrument furnished by any Borrower to the Lender (including, without limitation, Costs of Collection, attorneys' reasonable fees, and all court and litigation costs and expenses).
                           (vii) Any and all covenants of each Borrower to or with the Lender and any and all obligations of each Borrower to act or to refrain from acting in accordance with any agreement between that Borrower and the Lender or instrument furnished by that Borrower to the Lender.

         "LOAN ACCOUNT": Is defined in Section 2:2-9.

         "LOAN DOCUMENTS": All of the following:
                           (a) This Agreement and each other instrument or
                  document from time to time executed and/or delivered to the Lender in connection with the arrangements contemplated hereby.
                           (b) Each instrument or document from time to time
                  executed and/or delivered in connection with or in furtherance of the arrangements contemplated hereby with or to any Affiliate of the Lender, including, without limitation, cash management services, letter of credit services, or interest rate protection provided by any Affiliate of the Lender, as each may be amended from time to time.

         "MATERIAL ACCOUNTING CHANGE": Any change in GAAP applicable to accounting periods subsequent to the Borrowers' fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Borrowers' Consolidated financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrowers, when compared with such condition or results as if such change had not taken place or where preparation of the Borrowers' statements and reports in compliance with such change results in the breach of a financial performance covenant imposed pursuant to Section 5:5-10 where such a breach would not have occurred if such change had not taken place or VISA VERSA.

         "MATURITY DATE": September 30, 2004, SUBJECT, HOWEVER, to extension as provided in Section 13:13-1(a).

         "MATERIAL ADVERSE CHANGE": Any event, fact, circumstance, change in, or effect, on the business of the Borrowers, when taken as a whole, which, individually or in the aggregate or on a cumulative basis with any other circumstances, changes in, or effects on, the Borrowers or the Collateral, constitutes any of the following:
                           (a) A material adverse change in the business,
                  operations, results of operations, assets, liabilities, or condition (financial or otherwise) of the Borrowers (when taken as a whole), including, without limitation, a material adverse change in the business, operations, results, assets, liabilities or condition since the date of the latest financial information supplied pursuant to this Agreement or at any time when compared to the Business Plan.
                           (b) The material impairment of the Borrowers'
                  ability to perform their obligations under the Loan Documents or of the Lender's ability to enforce the

                  Liabilities or to realize on any of the Collateral.
                           (c) A material adverse effect on the value of the
                  Collateral or the amount which the Lender likely would receive (after giving consideration to delays in payment and costs of enforcement).
                           (d) A material impairment to the priority of the
                  Lender's Collateral Interests in the Collateral.

         "MATERIAL ADVERSE EFFECT": A result, consequence, or outcome with respect to the Borrowers, taken as a whole which constitutes a Material Adverse Change.

         "MOODY'S": Moody's Corporation.

         "NRLV": The product of (a) the Cost of Eligible Inventory (net of
                  Inventory Reserves) MULTIPLIED by (b) the NRLV Percentage. ("NRLV" REFERS TO "NET RETAIL LIQUIDATION VALUE").

         "NRLV PERCENTAGE": (a) Until the earlier of (i) the occurrence of a ReAppraisal Event or (ii) the last day of the Eighteenth month after (and counting) the month during which the initial advance under the Revolving Credit takes place, that percentage for the relevant month as set forth on EXHIBIT 2:2-1(b)(ii).

                                            (b) For periods commencing with the
                  earlier of (i) the occurrence of a ReAppraisal Event or (ii) the last day of the Eighteenth month after (and counting) the month during which the initial advance under the Revolving Credit takes place, that percentage, determined from the then most recent appraisal of the Borrowers Inventory undertaken at the request of the Lender, to reflect the appraiser's estimate of the net recovery on the Borrowers' Inventory in the event of an in-store liquidation of that Inventory.

         "OPERATING ACCOUNT": Is defined in Section 7:7-3.

         "OVERLOAN": A loan, advance, or providing of credit support (such as the issuance of any L/C) to the extent that, immediately after its having been made, Availability is less than zero.

         "PAYMENT INTANGIBLE": Has the meaning given that term in the UCC and also refers to any general intangible under which the Account Debtor's primary obligation is a monetary obligation.

         "PERMITTED DISTRIBUTIONS": Each of the following:

                  (a) The payment of any dividend by any Borrower or any subsidiary of a Borrower to another Borrower.
                  (b) The payment, by the Lead Borrower on account of stock option plans and stock appreciation rights programs of the Lead Borrower and repurchase options for common stock of the Lead Borrower upon the termination of employment, death, permanent disability or retirement of its employees, directors, management or consultants, PROVIDED, THAT, as to any such repurchase, each of the following conditions is satisfied:
                           (i) As of the date of the payment for such repurchase and after giving effect thereto, no Borrower is In Default.
                           (ii) Such repurchase is paid for with funds legally available therefor or solely in common stock of the Lead Borrower.
                           (iii) Such repurchase shall not violate any Applicable Law or the terms of any indenture, agreement or undertaking to any Borrower is a party or by which any Borrower or its property are bound.
                           (iv) The aggregate amount of all payments for such repurchase in any Fiscal year does not exceed $1,000,000.00.
                  (c) Payment of any Borrower's Indebtedness with capital stock of the Lead Borrower.

         "PERMITTED ENCUMBRANCES": The following:
                  (a) Inchoate liens for unpaid taxes that either (i) are not yet due and payable or (ii) are being contested in good faith by any Borrower (or subsidiary thereof) to the extent permitted by Section 4:4-15.
                  (b) The interests of lessors under operating leases of personal property.
                  (c) Encumbrances arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of any Borrower and not in connection with the borrowing of money.
                  (d) Encumbrances arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance.
                  (e) Encumbrances or deposits to secure performance bids, tenders, or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money.
                  (f) Encumbrances arising by reason of security for surety or appeal bonds in the ordinary course of business of any Borrower.
                  (g) Encumbrances of or resulting from any judgment or award to the extent that such judgment or award does not constitute an Event of Default (as to which, SEE Section 10:10-9)
                  (h) Encumbrances with respect to easements, zoning restrictions, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any Borrower or any of its subsidiaries.
                  (i) Encumbrances of licensors under any license permitted by this Agreement.
                  (j) The interests of any mortgagee of real estate, all or a part thereof of which is leased by a Borrower.
                  (j) Restrictions on assignments of Leases, to the extent that such restrictions do not constitute Collateral Interest Restrictions.
                  (k) Purchase money security interests in Equipment which solely secures Permitted Indebtedness.

                  (l) The security interests in favor of the landlord thereof created by those Leases described on EXHIBIT 4:4-7(a), annexed hereto.
                  (m) Encumbrances in favor of Congress, but only if the Lender has received a written undertaking by Congress to terminate such security interests and to terminate all financing statements on which it is named as the secured party as provided in the payout letter described in Section 3:3-5.

         "PERMITTED INDEBTEDNESS": The following
                  (a)      The Hanover Property Indebtedness.
                  (b) Indebtedness of any Borrower to any other Borrower, PROVIDED, THAT, the Indebtedness arising pursuant to such loan or advance shall not be evidenced by a promissory note or other instrument, unless the originals of all notes or other instruments are delivered to Lender to hold as part of the Collateral, with such endorsement and/or assignment by the payee of such notes as Lender may require.
                  (c) Indebtedness arising pursuant to guarantees by one or more Borrowers (or any subsidiary thereof) of (i) any Indebtedness of another Borrower, which Indebtedness is permitted by Section 4:4-8 or
         (ii) any Leases or other contractual obligations of another Borrower, which Lease or other contractual obligation is permitted by this Agreement.
                  (e) The Indebtedness set forth on EXHIBIT 4:4-8 , annexed hereto.
                  (f) Indebtedness arising pursuant to the settlement or other disposition of any litigation or other dispute between Borrower (or subsidiary thereof) in an amount not to exceed $2,500,000.00 in aggregate principal amount at any time outstanding.
                  (g) Purchase money Indebtedness (including Capital Leases), not to exceed $1,000,000.00 incurred in any Fiscal year nor $1,000,000.00 outstanding in the aggregate at any one time.
                  (h) Indebtedness arising from Leases (other than any Capital Lease) which results from a sale and leaseback transaction.

         "PERMITTED INVESTMENTS": Each of the following, but only to the extent that Section 4:4-25 (which relates to further assurances) is satisfied with respect thereto:
                  (a)      Cash Equivalents.
                  (b) Lead Borrower's holding of equity interests in the other Borrowers and other subsidiaries.
                  (c) Receivables owing to Borrower, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including the dating of receivables) of such Borrower.
                  (d) Equity securities and debt obligations received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business.
                  (e) Each of the following, but only if entered into in the ordinary course of business and for bona fide business (and not speculative) purposes:
                           (i) Interest rate protection agreements entered into
                  to protect against fluctuations in interest rates in respect of the Liabilities.

                           (ii) Hedging agreements with respect to raw materials to be used in the business of a Borrower.
                           (iii) Other hedging agreements with respect to currencies in which a Borrower transacts business.
                  (f) Investments extant on the date of this Agreement and listed on EXHIBIT 4:4- 20 annexed hereto (but not any additions thereto or replacements thereof).
                  (g) Investments of the types extant on the date of this Agreement, listed on EXHIBIT 4:4-20 annexed hereto, and held in the securities account maintained by Chase H&Q, a division of Chase Securities Inc., and any additions or replacements thereto.
                  (h) Investments in licensing and branding joint ventures, PROVIDED THAT (i) the revenues which are generated therefrom are treated as Receipts; (ii) such joint ventures do not have a material adverse effect on the Lender's ability to realize on the Collateral;
         (iii) total Cash Equivalents, Inventory (valued at Cost), and Equipment (at net book value) contributed to such joint ventures does not exceed $1,000,000.00; and (iv) no making of any such contribution results in an Excess Availability Threshold Breach.
                  (i) Intercompany loans and advances by any Borrower to any other Borrower to the extent permitted by Section 4:4-8.
                  (j) Loans and advances by any Borrower to the extent permitted by Section 4:4- 24.

         "PERSON": Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

         "PROCEEDS": Includes, without limitation, "Proceeds" as defined in the UCC and each type of property described in Section 8:8-1 hereof.

         "REAPPRAISAL EVENT": Each of the following:
                           (a)      An Event of Default.
                           (b) Any of the following occurs with respect to either (or both) the direct or the retail operations of the Borrower (each of which shall be tested monthly):
                                    (i) The ratio of (i) the cost of goods sold
                           for the then preceding 12 month period to (ii) the average Cost of Inventory for the same period is 15% or more less than such ratio, as calculable from the Business Plan.
                                    (ii) The percentage of the Cost of Inventory
                           held for sale through a Sales Channel for more than the following number of days exceeds the following percentage of the then total Cost of Inventory of that Sales Channel:

                           Sales Channel      Number of Days        Percentage
                           Premier            180                   20%
                           Outlet             180                   30%

                           Catalogue/Internet     270               15%

                                    (iii) The decimal equivalent of the
                           following fraction, for such month, is less than 85% of such decimal equivalent for such month, as calculable from the Business Plan:
                                            (A) Numerator:
                                                     net sales for the then
                                                     preceding 12 month period
                                                     MINUS
                                                     Product cost of goods sold
                                                     for the same period
                                            (B) Denominator:
                                                     net sales for the then
                                                     preceding 12 month period

         "RECEIPTS": All cash, cash equivalents, money, checks, credit card slips, receipts which constitute any of the following: (a) Proceeds from any sale of the Collateral; (b) the net proceeds of any investment by a third party in any of the Borrowers;
                  (c) the proceeds of any Indebtedness (other than under the Revolving Credit); and (d) proceeds which arise other than from ordinary business operations (such as, by way of illustration, tax refunds and condemnation awards).

         "RECEIVABLES COLLATERAL": That portion of the Collateral which consists of Accounts, Accounts Receivable, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Investment Property, Payment Intangibles, Letter-of-Credit Rights, bankers' acceptances, and all other rights to payment.

         "REFERENCE RATE": The Prime Rate announced from time to time by Wells
                  Fargo Bank, N.A. (or any successor in interest to Wells Fargo Bank, N.A.). In the event that said bank (or any such successor) ceases to announce such a rate, "Prime Rate" shall refer to that rate or index announced or published from time to time as the Lender, in good faith, designates as the functional equivalent to said Prime Rate. Any change in "Prime Rate" shall be effective, for purposes of the calculation of interest due hereunder, when such change is made effective generally by the bank on whose rate or index "Prime Rate" is being set.

         "REFERENCE RATE LOANS": Standard Reference Rate Loans and Special
                  Reference Rate Loans.

         "REQUIRED EBITDA": Subject to Section 5:5-9(c) (which relates to the effect of a refinancing of the Hanover Property Indebtedness), that amount set by the Lender annually, for each month of the relevant Fiscal year, at the Required EBITDA Percentage of the Borrowers' Consolidated EBITDA, as calculable from the Business Plan. For the Borrowers' Fiscal year ending in February 2002, Required

                  EBITDA shall be set on a year to date basis. For each Fiscal year thereafter, Required EBITDA shall be set on a rolling twelve (12) month basis.

         "REQUIRED EBITDA PERCENTAGE ": Through the Borrowers' Fiscal year ending in February 2002: 85% of the Borrower's Consolidated year to date EBITDA through the end of the relevant month, as calculable from the Business Plan.

                           For the Borrowers' Fiscal years thereafter, the
                  greater of (a) 85% or (b) that percentage of the Borrowers' Consolidated EBITDA, as calculable from the Business Plan in respect of which Required EBITDA is being determined, so as to cover Fixed Charges for the same period in respect of which Required EBITDA is being tested, likewise calculable from that Business Plan.

         "REQUIREMENTS OF LAW":     As to any Person:
                           (a)      Applicable Law.
                           (b)      That Person's organizational documents.
                           (c)      That Person's by-laws and/or other
                  instruments which deal with corporate or similar governance, as applicable.

         "RESERVE PERCENTAGE": The decimal equivalent of that rate applicable to the Lender under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement of the Lender with respect to "Eurocurrency liabilities" as defined in such regulations. The Reserve Percentage applicable to a particular Eurodollar Loan shall be based upon that in effect during the subject Interest Period, with changes in the Reserve Percentage which take effect during such Interest Period to take effect (and to consequently change any interest rate determined with reference to the Reserve Percentage) if and when such change is applicable to such loans.

         "RESERVES": The following: Availability Reserves and Inventory
                  Reserves.

         "RESET REJECTION": Is defined in Section 5:5-8(c)(v)(A)(II).

         "REVOLVING CREDIT": Is defined in Section 2:2-1.

         "REVOLVING CREDIT LOANS": Loans made under the Revolving Credit, except that where the term "Revolving Credit Loan" is used with reference to available interest rates applicable to the loans under the Revolving Credit, it refers to so much of the unpaid principal balance of the Loan Account as bears the same rate of interest for the same Interest Period. (SEE Section 2:2-12).

         "REVOLVING CREDIT NOTE": Is defined in Section 2:2-10.

         "S&P":   Standard & Poors, a division of the McGraw Hill Companies.

         "SALES CHANNEL": Any of the following, as the context requires: (a) a premier store; (b) an outlet store; or (c) sales through a Borrower's catalogue or internet operations.

         "SEC": The Securities and Exchange Commission.

         "SECOND APPRAISAL": Is defined in Section 5:5-8(c)(v).

         "SPECIAL INVENTORY ADVANCE RATE": 4%, subject to reset as provided in
                  Section 5:5-8(c)

         "SPECIAL LINE CREDIT LIMIT": $3 Million.

         "SPECIAL REFERENCE RATE": The aggregate of the Reference Rate PLUS 250 basis points per annum.

         "SPECIAL REFERENCE RATE LOAN": Each Revolving Credit Loan while bearing interest at the Special Reference Rate.

         "STANDARD INVENTORY ADVANCE RATE": 73%, subject to reset as provided in
                  Section 5:5-8(c)

         "STANDARD LINE CREDIT LIMIT": $22 Million.

         "STANDARD REFERENCE RATE ": The aggregate of the Reference Rate PLUS 50 basis points per annum.

         "STANDARD REFERENCE RATE LOAN": Each Revolving Credit Loan while bearing interest at the Standard Reference Rate.

         "STATED  AMOUNT": The maximum amount for which an L/C may be honored.

         "STORE": (When used as a noun) A location at which any Borrower maintains Inventory for retail sale to the public from that location.

         "SUPPORTING OBLIGATION": Has the meaning given that term in the UCC and also refers to any Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

         "TANGIBLE NET WORTH": The difference between (a) the aggregate of the Borrowers' Consolidated assets as reflected on the Borrowers' Consolidated balance sheet prepared in accordance with GAAP, other than any of its assets reflected thereon which are generally regarded as "intangible" and (b) the aggregate of the Borrowers' Consolidated liabilities as reflected on the Borrowers' Consolidated balance sheet likewise so prepared.

         "TERMINATION DATE": The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 10:10-11, below; or (c) the Lender's notice to the Lead Borrower setting the Termination Date on account of the occurrence of any Event of Default other than as described in Section 10:10-11, below;
                  (d) that date of which not less than fifteen (15) days irrevocable prior written notice is provided by the Lead Borrower to the Lender; or (e) that date set by the Lead Borrower or the Lender as pursuant to Section 5:5-8(c)(v)(B), 13:13-1(a)(ii), or 14:14-3(c).

         "TEST MONTH": Any Fiscal month during any one or more days of which Tangible Net Worth is less than $12 Million.

         "THREE MONTH ROLLING AVERAGE NRLV": The average NRLV for the then most recent prior two (2) months and for the month during which reference is being made thereto (e.g. the Three Month Rolling Average NRLV to be applied during the month of November would be based on the NRLV for the immediately prior September and October and for that November).

         "UCC": The Uniform Commercial Code as in effect from time to time in Massachusetts.

         "UNUSED LINE FEE": Is defined in Section 2:2-13(d).


 ARTICLE 2: - THE REVOLVING CREDIT:

         2-1.     ESTABLISHMENT OF REVOLVING CREDIT

                  (a) The Lender hereby establishes a revolving line of credit (the "REVOLVING CREDIT") in the Borrowers' favor pursuant to which the Lender, subject to, and in accordance with, this Agreement, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrowers as provided herein.

                  (b) Loans, advances, and financial accommodations under the Revolving Credit shall be made with reference to the Borrowing Base and shall be subject to Availability. The Borrowing Base and Availability shall be determined by the Lender by reference to Borrowing Base Certificates furnished as provided in Section 5:5-4, below, and shall be subject to the following:

                           (i) The Cost of Eligible Inventory will be determined in a manner consistent with current tracking practices, based on the Borrowers'
stock ledger inventory.

                           (ii)     The NRLV Percentage shall be based on
         EXHIBIT 2:2-1(b)(ii), annexed hereto or as otherwise determined in accordance with the Definition of that term.

                  (c) The proceeds of borrowings under the Revolving Credit shall be used as follows:

                           (i) The initial such proceeds shall be used to repay, in full, the then existing Indebtedness of the Borrowers to Congress and fees and expenses associated with the retirement of Congress as the Borrowers' working capital lender.

                           (ii) Except as permitted by Section 2:2-1(c)(i), such proceeds shall be used solely in accordance, in all material respects, with the Business Plan for the Borrowers' general corporate purposes, including for working capital and Capital Expenditures, all solely to the extent permitted by this Agreement. No proceeds of a borrowing under the Revolving Credit may be used, nor shall any be requested, with a view towards the accumulation of any general fund or funded reserve of the Borrowers other than in the ordinary course of the Borrowers' business and consistent with the provisions of this Agreement.

         2-2.     RESERVES.

                  (a) The only reserves, at the execution of this Agreement, are as follows:

                           (i) Availability Reserve for rent as provided in Sections 4:4-5(e) and 4:4- 5(f).

                           (ii)     Inventory Reserves:

                                    (A) 100% of the Cost of all Eligible
                  Inventory located at any location the landlord of which has been granted a security interest in the personal property of any Borrower, which landlord has not subordinated to the security interests created herein by an instrument which is reasonably satisfactory to the Lender.

                                    (B)     Damaged goods.

                                    (C)     Shrinkage

                                    (D)     In transit Inventory which does not
                           constitute Eligible In-Transit Inventory.

                  (b) The Lender will not create any Reserves in addition to those described in Section 2:2-2(a) except where both

                           (i) an Excess Availability Threshold Breach has occurred; and

                           (ii) such Reserve is created in response to material adverse effects on the Collateral or the Lender's security interest therein.

                  (c)      In all events, Reserves are subject to the following:

                           (i) Reserves which are based on objectively determinable facts (such as the amount of rent which a Borrower pays), which amount is utilized in the determination of the Reserves for rent provided for in Sections 4:4-5(e) and 4:4-5(f)) shall be based on such objectively determinable facts and shall be subject to change as such facts change.

                           (ii) Reserves which are based on facts as to there is a reasonable basis for estimate shall be based on such estimates and shall be subject to change as the basis for such estimate changes.

                           (iii) The Lender's creation of any Reserve (subject, in all events to Section 2:2-2(b)) and its revision, adjustment and modification of Reserves constitute the Lender's exercise of its discretion and determination of facts and circumstances in consequence of which the Lender's actions are subject to Section 2:2-14.

                           (iv) Each Reserve shall bear a reasonable relationship to the facts, circumstances, or factors on which such Reserve is based.

                           (v) In no event will the Lender establish duplicative Reserves or Reserves based on obsolescence of Inventory.


         2-3.     ELIGIBLE INVENTORY CRITERIA.

                  (a) Subject to Section 2:2-3(b), the Lender may reset the Eligible Inventory Criteria from time to time to reflect facts, events, conditions, or circumstances which the Lender determines in the exercise of the Lender's discretion could adversely affect or could reasonably be expected to adversely affect the saleability of Inventory, but only where such facts, events, conditions or circumstances either:

                           (i) Come into existence after the date of this Agreement; or

                           (ii) are extant at the execution of this Agreement and of which the Lender does not have knowledge.

                  (b) The Lender may not reset the Eligible Inventory Criteria, as provided in Section 2:2-3(a) unless an Excess Availability Threshold Breach has occurred.

         2-4.     ADVANCES IN EXCESS OF BORROWING BASE (OVERLOANS).

                  (a) The Lender does not have any obligation to make any loan or advance, or otherwise to provide any credit to or for the benefit of the Borrowers where the result of such loan, advance, or credit is an OverLoan.

                  (b) The Lender's providing of an OverLoan on any one occasion does not affect the obligations of each Borrower hereunder (including each Borrower's obligation to immediately repay any amount which otherwise constitutes an OverLoan) nor obligate the Lender to do so on any other occasion.

         2-5.     RISKS OF VALUE OF COLLATERAL. The Lender's reference to a
given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Lender relative to the actual value of the asset in question. All risks concerning the value of the Collateral are and remain upon the Borrowers. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Lender in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.

         2-6.     LENDER'S COMMITMENT. Subject to the provisions of this
Agreement, the Lender shall make a loan or advance under the Revolving Credit and shall endeavor to have an L/C issued for the account of the Lead Borrower, in each instance if duly and timely requested by the Lead Borrower as provided herein PROVIDED THAT:

                  (a) No OverLoan is then outstanding and none will result therefrom.

                  (b) No Borrower is then InDefault and none will thereby become InDefault.


         2-7.     REVOLVING CREDIT LOAN REQUESTS.

                  (a) Requests for loans and advances under the Revolving Credit or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan may be requested by the Lead Borrower pursuant to the procedures set forth below, IT BEING UNDERSTOOD, HOWEVER, that the Lender, from time to time may alter and adjust such procedures reasonably and on not less than five (5) Business Days prior written notice (in reasonable detail as to the manner of such alteration or adjustment) to the Lead Borrower.

                  (b) Subject to the provisions of this Agreement, the Lead Borrower may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving notice to the Lender by no later than the following:

                           (i) If such Revolving Credit Loan is to be or is to be converted to a Reference Rate Loan: By 11:30AM on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted. Reference Rate Loans requested by the Lead Borrower, other than those resulting from the conversion of a Eurodollar Loan, shall not be less than $10,000.00.

                           (ii) If such Revolving Credit Loan is to be, or is to be continued as, or converted to, a Eurodollar Loan: By 1:00PM Three
         (3) Eurodollar Business Days before the commencement of any new Interest Period or the end of the then applicable Interest Period. Eurodollar Loans and conversions to Eurodollar Loans shall each be not less than $1,000,000.00 and in increments of $500,000.00 in excess of such minimum.

                           (iii) Any Eurodollar Loan which matures while any Borrower is InDefault shall be converted, at the option of the Lender, to a Reference Rate Loan notwithstanding any notice from the Lead Borrower that such Loan is to be continued as a Eurodollar Loan.

                  (c) Any request for a Revolving Credit Loan or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Eurodollar Business Day, as applicable.

                  (d) The Lead Borrower may request that the Lender cause the issuance by the Issuer of L/C's for the account of the Borrowers as provided in
Section 2:2-15.

                  (e) The Lender may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit which the Lender, in good faith, believes to have been made by a Person duly authorized to act on behalf of the Lead Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Lender's being furnished with such documentation concerning that Person's authority to act as reasonably may be satisfactory to the Lender.

                  (f) A request by the Lead Borrower for a loan or advance, or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by each Borrower that as of the date of such request, each of the following is true and correct:

                           (i) There has been no Material Adverse Change in the Borrowers' financial condition from the most recent financial information (taken as a whole) furnished

         Lender pursuant to this Agreement.

                           (ii) All or a portion of any loan or advance so requested will be set aside by the Borrowers to cover the Borrowers' obligations for sales tax on account of sales since the then most recent borrowing pursuant to the Revolving Credit.

                           (iii) Each representation which is made herein or in any of the Loan Documents is then true and complete in all material respects as of and as if made on the date of such request.

                           (iv) Unless accompanied by a written Certificate of the Lead Borrower's Chief Executive Officer, President or its Chief Financial Officer describing (in reasonable detail) the facts and circumstances thereof and the steps (if any) being taken to remedy such condition, that no Borrower is or if a Borrower is InDefault.

                  (g)      If, at any time or from time to time, any Borrower is
InDefault:

                           (i) The Lender may suspend the Revolving Credit immediately, in which event, the Lender shall not be obligated, during such suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C.

                           (ii) The Lender may suspend the right of the Lead Borrower to request any Eurodollar Loan or to convert any Reference Rate Loan to a Eurodollar Loan.

         2-8      MAKING OF REVOLVING CREDIT LOANS.

                  (a) A loan or advance under the Revolving Credit shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Lead Borrower.

                  (b) A loan or advance shall be deemed to have been made under the Revolving Credit (and the Borrowers shall be indebted to the Lender for the amount thereof immediately) at the following:

                           (i) The Lender's initiation of the transfer of the proceeds of such loan or advance in accordance with the Lead Borrower's wire instructions (if such loan or advance is of funds requested by the Lead Borrower).

                           (ii) The charging of the amount of such loan to the Loan Account in accordance with this Agreement (in all other circumstances).

                  (c) Except as provided in Section 2:2-8(d), there shall not be any recourse to or liability of the Lender on account of the following:

                           (i) Any reasonable delay in the making of any loan or advance requested under the Revolving Credit.

                           (ii) Any delay by any bank or other depository institution in treating the proceeds of any such loan or advance as collected funds.

                           (iii) Any delay in the receipt, and/or any loss, of funds which constitutes a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Lender in accordance with wire instructions provided to the Lender by the Lead Borrower (written confirmation of the initiation of which is provided by the Lender to the Lead Borrower on request of the Lead Borrower).

                  (d) Section 2:2-8(c) shall not relieve the Lender from recourse or liability on account of an act or failure to act where there is a specific finding in a judicial proceeding by a court of competent jurisdiction (in which the Lender has been given an opportunity to be heard), from which finding no further appeal is available, that the Lender had acted in actual bad faith or in a grossly negligent manner or in wilful misconduct.

         2-9.     THE LOAN ACCOUNT.

                  (a) An account ("LOAN ACCOUNT") shall be opened on the books of the Lender in which a record shall be kept of all loans and advances made under the Revolving Credit.

                  (b) The Lender shall also keep a record (either in the Loan Account or elsewhere, as the Lender may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed to the Lender on account of the Liabilities and of all credits against such amounts so owed.

                  (c) The Lender shall provide the Lead Borrower, monthly, with a statement of the Loan Account.

                  (d) All credits against the Liabilities shall be conditional upon final payment to the Lender of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Lender for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.

                  (e) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which any Borrower is obligated hereunder are payable on demand. In the event that the Lead Borrower prevails in any dispute of the the amount of any such fee, service charge, cost, or expense, the Lender shall refund any interest which accrued on any amount paid over to that Borrower in consequence of the resolution of such dispute.

                  (f) In the determination of Availability, the Lender may deem fees, service charges, accrued interest, and other payments which will be due and payable between the date of such determination and the first day of the then next succeeding month as having been advanced under the Revolving Credit whether or not such amounts are then due and payable.

                  (g) The Lender, without the request of the Lead Borrower, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which Lender is entitled from any Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that an OverLoan may result thereby and shall provide notice of such advance to the Lead Borrower. Such action on the part of the Lender shall not constitute a waiver of the Lender's rights and each Borrower's obligations under Section 2:2-11(b). Any amount which is added to the principal balance of the Loan Account as provided in this
Section 2:2-9(g) shall bear interest at the interest rate then and thereafter applicable to Standard Reference Rate Loans.

                  (h) Any statement rendered by the Lender to the Lead Borrower concerning the Liabilities shall be considered correct and accepted by each Borrower and shall be conclusively binding upon each Borrower unless the Lead Borrower provides the Lender with written objection thereto within twenty (20) days from the mailing of such statement, which written objection shall indicate, with reasonable particularity, the reason for such objection. The Loan Account and the Lender's books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.

         2-10. THE REVOLVING CREDIT NOTE. The Borrowers' obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by a note (the "REVOLVING CREDIT NOTE") in the form of
EXHIBIT 2:2-10, annexed hereto, executed by each Borrower. Neither the original nor a copy of the Revolving Credit Note shall be required, HOWEVER, to establish or prove any Liability.

         2-11.    PAYMENT OF THE LOAN ACCOUNT.

                  (a) The Borrowers MAY repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date.

                  (b) The Borrowers, without notice or demand from the Lender SHALL pay the Lender that amount, from time to time, which is necessary so that there is no OverLoan outstanding.

                  (c) The Borrowers SHALL repay that amount described in Section 13:13-2(a) on the

Termination Date.

                  (d) The Lender shall cause the application of payments (if any), pursuant to Sections 2:2-11(a) and 2:2-11(b) in the following order:

                           (i)      Eurodollar Loans which are then maturing.

                           (ii)     Special  Reference Rate Loans.

                           (iii)    Standard  Reference Rate Loans.

                           (iv)     Eurodollar Loans which have not then
                                    matured.

                  (e) The Borrowers shall indemnify the Lender and hold the Lender harmless from and against any actual loss, cost or expense (including loss of anticipated profits and amounts payable by the Lender on account of "breakage fees" (so-called)) which the Lender sustains or incurs (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:

                           (i) Default by any Borrower in payment of the principal amount of or any interest on any Eurodollar Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by the Lender in order to maintain its Eurodollar Loans.

                           (ii) Default by any Borrower in making a borrowing or conversion after the Lead Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.

                           (iii) The making of any payment on a Eurodollar Loan or the making of any conversion of any such Loan to a Reference Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto.

         2-12.    INTEREST ON REVOLVING CREDIT LOANS.

                  (a) Each Revolving Credit Loan shall bear interest at the Standard Reference Rate (as to Revolving Credit Loans made or deemed made based on the Standard Inventory Advance Rate) or Special Reference Rate (as to Revolving Credit Loans made or deemed made based on the Special Inventory Advance Rate), as applicable, unless timely notice is given (as provided in
Section 2:2-7) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Eurodollar Loan.

                  (b) A Revolving Credit Loan made or deemed made at any time that Availability, without giving effect to the Special Inventory Advance Rate, is zero, shall bear interest at the Special Reference Rate.

                  (c) Each Revolving Credit Loan which consists of a Eurodollar Loan shall bear interest at the applicable Eurodollar Rate.

                  (d) Subject to, and in accordance with, the provisions of this Agreement, the Lead Borrower may cause all or a part of the unpaid principal balance of the Loan Account which bears interest at the Standard Reference Rate to bear interest at a Eurodollar Rate as specified from time to time by the Lead Borrower.

                  (e) The Lead Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that there are more than four (4) Eurodollar Rates applicable to the Revolving Credit Loans at any one time.

                  (f) The Borrowers shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears as follows:

                           (i) On the applicable Interest Payment Date for that Revolving Credit Loan.

                           (ii) On the Termination Date and on the End Date.

                           (iii) Following the occurrence of any Event of Default, with such frequency as may be determined by the Lender.

                  (g) Following the occurrence of any Event of Default (and whether or not the Lender exercises the Lender's rights on account thereof), all Revolving Credit Loans shall bear interest, at the option of the Lender at a rate which is the aggregate of the rate applicable to Standard Reference Rate Loans or Special Reference Rate Loans, as applicable, PLUS Two Percent (2%) per annum.

         2-13.    FEES.

                  (a) ORIGINATION FEE: In consideration of the commitment to make loans and advances to the Borrowers under the Revolving Credit, and to maintain sufficient funds available for such purpose, there has been earned and the Borrowers shall pay to the Lender, at the execution of this Agreement, an origination fee of $62,500,00.

                  (b) ANNIVERSARY FEE: In consideration of the commitment to make loans and advances to the Borrowers under the Revolving Credit, and to maintain sufficient funds available for such purpose, the Lender shall have earned an anniversary fee of $62,500.00 which is payable at the earlier of the occurrence of an Event of Default or the first anniversary of the execution of this Agreement.

                  (c) COLLATERAL MONITORING FEE: The Borrowers shall pay the Lender, on the first day of each month, a Collateral Monitoring Fee which shall be based on the Effective Advance Rate on the last day of the immediately preceding month and shall consist of the following:


Effective Advance Rate Greater Than              Effective Advance Rate Up               Monthly Fee ($)
(%)                                              To (%)

0                                                65                                      Nil
65                                               70                                      2,500
70                                               75                                      3,500
75                                               N/A                                     5,000

                  (d) UNUSED LINE FEE: The Borrowers shall pay the Lender the "UNUSED LINE FEE" (so referred to herein) of 0.375% per annum of the average difference, during the month just ended (or relevant period with respect to the payment being made on the Termination Date) between the Credit Limit and the aggregate of the unpaid principal balance of the Loan Account and the undrawn Stated Amount of L/C's outstanding during the relevant period. The Unused Line Fee shall be paid in arrears, on the first day of each month after the execution of this Agreement and on the Termination Date.

                  (e) EARLY TERMINATION FEE:

                           (i) Except as provided in Sections 2:2-13(e)(ii) and 2:2-13(e)(iii), in the event that the Termination Date occurs, for any reason, prior to the Maturity Date, the Borrowers shall pay to the Lender the "EARLY TERMINATION FEE" (so referred to herein) equal to the following percentage highest Credit Limit which may ever be in effect under this Agreement:

                                    (A)     Termination Prior to October  1, 2002:               2.0%

                                    (B)     Termination On or After October 1, 2002:             1.0%

                           (ii) The Early Termination Fee shall be waived by the Lender in the event that each of the following conditions is satisfied:

                                    (A) The Lead Borrower provides the Lender
                  with irrevocable written notice which sets the Termination Date as provided in Section 5:5-8(c)(v)(B)

                  (which relates to the Borrowers' right to terminate the credit facility contemplated herein under the circumstances described in Section 5:5-8(c)(v) in the event of a resetting of the Standard Inventory Advance Rate to less than 70%).

                                    (B) The Borrowers discharge all of their
                  obligations on account of such termination (as to which, SEE
                  Section 13:13-2) with the proceeds of a financing from a third party which has provided the Borrower with a financing commitment with advance rates (inclusive of all applicable reserves used to determine the amount available to the Borrowers under such financing commitment) which provide the Borrower with greater availability on the same assets than are offered by the Lender.

                           (iii) The Early Termination Fee shall be waived by the Lender in the event that the Borrowers, on a Termination Date set pursuant to Section 14:14-3(c) (which relates to the Borrowers' right to terminate the credit facility contemplated hereby in certain circumstances in the event of the assignment or transfer by the Lender of its rights under this Agreement), discharge all of their obligations on account of a termination (as to which, SEE Section 13:13-2) with the proceeds of a financing from a third party.

                  (f) PASS THROUGH OF FEES INCURRED BY LENDER: In addition to any other payments to be made by the Borrowers to the Lenders, the Borrowers shall reimburse the Lender for the following:

                           (i) Subject to Section 5:5-8(c), the actual charges paid or incurred by the Lender for each appraisal of the Collateral performed by personnel employed or retained by the Lender.

                           (ii) Subject to Section 5:5-8(d), the actual charges paid or incurred by the Lender for each financial analysis and examination (i.e., audits) of any of the Borrowers performed by personnel employed or retained by the Lender.

                           (iii) The actual charges paid or incurred by the Lender if it elects to employ or retain the services of one or more third Persons to perform legal investigation, documentation financial analysis and examinations (i.e., audits) of any of the Borrowers or to appraise the Collateral.

                  (g) ADDITIONAL FEES: In addition to any other right to which the Lender is then entitled on account thereof, the Lender may assess an additional fee payable by the Borrowers on account of the accommodation of Lender to the Borrowers' request that the Lender depart or dispense with one or more of the administrative provisions of this Agreement.

                  (h) CONCERNING FEES: The Borrowers shall not be entitled to any credit, rebate or repayment of any fee earned by the Lender pursuant to this Agreement or any Loan Document notwithstanding any termination of this Agreement or suspension or termination of the Lender's obligation to make loans and advances hereunder.

         2-14.    LENDER'S DISCRETION.

                  (a) Each reference in the Loan Documents to the exercise of discretion or the like by the Lender shall be to the Lender's exercise of its judgment, in good faith (which shall be presumed), based upon the Lender's consideration of any such factors as the Lender, taking into account information of which the Lender then has actual knowledge, believes:

                           (i) Will or reasonably could be expected to materially adversely affect the value of the Collateral, the enforceability of the Lender's Collateral Interests therein, or the amount which the Lender would likely realize therefrom (taking into account delays which may possibly be encountered in the Lender's realizing upon the Collateral and likely Costs of Collection).

                           (ii) Reasonably indicates that any report or financial information delivered to the Lender by or on behalf of any Borrower is incomplete, inaccurate, or misleading in any material manner or was not prepared in accordance with the requirements of this Agreement.

                           (iii) Reasonably suggests an increase in the likelihood that any Borrower will become the subject of a bankruptcy or insolvency proceeding.

                           (iv) Reasonably suggests that any Borrower is InDefault.

                  (b) In the exercise of such judgement described in Section 2:2-14(a), the Lender also may take into account any of the following factors:

                           (i) Those included in, or tested by, the definitions of "Eligible Inventory" and "Cost".

                           (ii) The current financial and business climate of the industry in which each Borrower competes (having regard for that Borrower's position in that industry).

                           (iii) General macroeconomic conditions which have a material effect on the Borrowers' cost structure.

                           (iv) Material changes in or to the mix of the Borrowers' Inventory.

                           (v) Seasonality with respect to the Borrowers' Inventory and patterns of retail sales.

                           (vi) Such other factors as the Lender reasonably determines as having a material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrowers.

                  (c) The burden of establishing the failure of the Lender to have acted in a reasonable manner in the Lender's exercise of such discretion or its not having acted in good faith in the determination of a particular fact or circumstance, shall be the Borrowers'.

         2-15.    PROCEDURES FOR ISSUANCE OF L/C'S.

                  (a) The Lead Borrower may request that the Lender cause the issuance by the Issuer of L/C's for the account of any Borrower. Each such request shall be in such manner as may from time to time reasonably be acceptable to the Lender.

                  (b) The Lender will endeavor to cause the issuance of any L/C so requested by the Lead Borrower, PROVIDED THAT, at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2:2-7(g) and if so issued:

                           (i) The aggregate Stated Amount of all L/C's then outstanding, does not exceed $10 Million Dollars.

                           (ii) Except as provided in Section 2:2-15(b)(iii), the expiry of the L/C is not later than the earlier of Thirty (30) days prior to the Maturity Date or the following:

                                    (A) Standby's: One (1) year from initial
         issuance (without regard to any evergreen feature).

                                    (B) Documentary's: Ninety (90) days from
         issuance.

                           (iii) If the expiry of an L/C is later than the Maturity Date, it is 103% cash collateralized at its issuance.

                           (iv) An OverLoan will not result from the issuance of the subject L/C.

                  (c) Each Borrower shall execute such documentation to apply for and support the issuance of an L/C as may be required by the Issuer generally for the issuance of like kinds of L/C's.

                  (d) There shall not be any recourse to, nor liability of, the Lender on account of

                           (i) Any delay or refusal by an Issuer to issue an L/C;

                           (ii) Any action or inaction of an Issuer on account of or in respect to, any

         L/C.

                  (e) The Borrowers shall reimburse the Issuer for the amount of any honoring of a drawing under an L/C on the same day on which such honoring takes place. The Lender, without the request of any Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which any Borrower, the Issuer, or the Lender becomes obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not any Borrower is InDefault or such advance would result in an OverLoan. Such action shall not constitute a waiver of the Lender's rights under Section 2:2-11(b) hereof.

         2-16.    FEES FOR L/C'S.

                  (a) The Borrowers shall pay to the Lender a fee, on account of L/C's, the issuance of which had been procured by the Lender, monthly in arrears, and on the Termination Date and on the End Date, equal to 10 basis points of the weighted average Stated Amount of all L/C's outstanding during the period in respect of which such fee is being paid EXCEPT THAT, following the occurrence of any Event of Default, such fee shall be increased by 20 basis points.

                  (b) In addition to the fee to be paid as provided in Subsection 2:2-16(a), above, the Borrowers shall pay to the Lender (or to the Issuer, if so requested by Lender), on demand, all issuance, processing, negotiation, amendment, and administrative fees and other amounts then generally charged by the Issuer on account of, or in respect to, any L/C.

                  (c) If any change in Applicable Law after the date of this Agreement shall either:

                           (i) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which the Lender or any Issuer has an obligation to lend to fund drawings under any L/C; or

                           (ii) impose on any Issuer any other condition or requirements relating to any such letters of credit;

and the result of any event referred to in Section 2:2-16(c)(i) or 2:2-16(c)(ii), above, shall be to increase the cost to the Lender or to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer's reasonable allocation among the Lender's or Issuer's letter of credit customers of the aggregate of such cost increases resulting from such events), then, subject to Section 2:2-16(d), upon demand by the Lender and delivery by the Lender to the Lead Borrower of a certificate of an officer of the Lender or the subject Issuer describing such change in Applicable Law or interpretation thereof, its effect on the Lender or such Issuer, and the basis for determining such increased costs and their allocation, the Borrowers shall immediately pay to the Lender, from time to time as specified by the Lender, such amounts as shall be sufficient to compensate the Lender or the subject Issuer for such increased cost. The Lender's or any Issuer's determination of costs incurred under Section 2:2-16(c)(i) or 2:2-16(c)(ii), above, and the allocation, if any, of such costs among the Borrowers and other similarly situated letter of credit customers of the Lender or such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer's certificate, shall be conclusive and binding on the Borrowers.

                  (d) The Borrowers shall be required to compensate the Lender pursuant to Section 2:2-16(c)

                           (i) only if the Lender provides the Lead Borrower with notice thereof within ninety (90) days after the Lender has received actual notice of the occurrence of the relevant circumstances which gives rise to the Borrower's obligation to do so; and
                           (ii) only to the extent that the Lender imposes a like such compensation obligation on other of its customers who are similarly situated to the Borrowers in respect of any increased costs described in Section 2:2-16(c).

         2-17.    CONCERNING L/C'S.

                  (a) None of the Issuer, the Issuer's correspondents, the Lender or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:

                           (i) The performance by any beneficiary under any L/C of that beneficiary's obligations to any Borrower.

                           (ii) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order.

                  (b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.

                  (c) Unless otherwise agreed to, in the particular instance, each Borrower hereby authorizes any Issuer to:

                           (i) Select an advising bank, if any.

                           (ii) Select a paying bank, if any.

                           (iii) Select a negotiating bank.

                  (d) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrowers. The Issuer shall have discharged the Issuer's obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). Neither the Lender nor the Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.

                  (e) Lender's and the Issuer's rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.

                  (f) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Lead Borrower, documentary L/C's will be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and standby L/C's will be governed by International Standby Practices ISP98 (adopted by the International Chamber of Commerce on April 6, 1998) and any respective subsequent revisions thereof.

                  (g) The obligations of the Borrowers under this Agreement with respect to L/C's are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:

                           (i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto.

                           (ii) Any Borrower's consent to any amendment or waiver of, or consent to the departure from, any L/C.

                           (iii) The existence of any claim, set-off, defense, or other right which any Borrower may have at any time against the beneficiary of any L/C.

                           (iv) Any good faith honoring of a drawing under any L/C, which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.

         2-18.    CHANGED CIRCUMSTANCES.

                  (a) The Lender may advise the Lead Borrower that the Lender has made the good faith determination (which determination shall be final and conclusive) of any of the following:

                           (i) Adequate and fair means do not exist for ascertaining the rate for

         Eurodollar Loans.

                           (ii) The continuation of or conversion of any Revolving Credit Loan to a Eurodollar Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or the compliance by the Lender in good faith with any Applicable Law.

                           (iii) The indices on which the interest rates for Eurodollar Loans are based shall no longer represent the effective cost to the Lender for U.S. dollar deposits in the London interbank market for deposits in which it regularly participates.

                  (b) In the event that the Lender advises the Lead Borrower of an occurrence described in Section 2:2-18(a), then, until the Lender notifies the Lead Borrower that the circumstances giving rise to such notice no longer apply (which notice the Lender shall give promptly after it has knowledge thereof):

                           (i) The obligation of the Lender to make loans of the type affected by such changed circumstances or to permit the Lead Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended.

                           (ii) Any notice which the Lead Borrower had given the Lender with respect to any Eurodollar Loan, the time for action with respect to which has not occurred prior to the Lender's having given notice pursuant to Section 2:2-18(a), shall be deemed at the option of the Lender to not having been given.

         2-19.    DESIGNATION OF LEAD BORROWER AS BORROWERS'  AGENT.

                  (a) Each Borrower hereby irrevocably designates and appoints the Lead Borrower as that Borrower's agent to obtain loans and advances under the Revolving Credit, the proceeds of which shall be available to each Borrower for those uses as those set forth in Section 2:2-1(c). As the disclosed principal for its agent, each Borrower shall be obligated to the Lender on account of loans and advances so made under the Revolving Credit as if made directly by the Lender to that Borrower, notwithstanding the manner by which such loans and advances are recorded on the books and records of the Lead Borrower and of any Borrower.

                  (b) Each Borrower recognizes that credit available to it under the Revolving Credit is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Liabilities of each of the other Borrowers as if that Borrower so assuming and agreeing was each of the other Borrowers.

                  (c) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a "Borrower") on whose behalf the Lead Borrower has requested a Revolving Credit Loan.

                  (d) The proceeds of each loan and advance provided under the Revolving Credit which is requested by the Lead Borrower shall be deposited into the Operating Account or as otherwise indicated by the Lead Borrower. The Lead Borrower shall cause the transfer of the proceeds thereof to the (those) Borrower(s) on whose behalf such loan and advance was obtained. The Lender shall not have any obligation to see to the application of such proceeds.

ARTICLE 3: CONDITIONS PRECEDENT:

         As a condition to the First Funding, each of the documents respectively described in Sections 3:3-1 through and including 3:3-3, (each in form and substance reasonably satisfactory to the Lender) shall have been delivered to the Lender, and the conditions respectively described in Sections 3:3-7 through and including 3:3-11, shall have been satisfied:

         3-1.     CORPORATE DUE DILIGENCE.

                  (a) Certificates of corporate good standing for each Borrower, respectively issued by the Secretary of State for the state in which that Borrower is incorporated.

                  (b) Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature a Borrower's business conducted or assets owned could reasonably be expected to require such qualification.

                  (c) Certificates of each Borrower's Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

         3-2.     OPINION. An opinion of counsel to the Borrowers in form and substance reasonably satisfactory to the Lender in the form annexed hereto as
EXHIBIT 3:3-2.

         3-3.     OFFICERS' CERTIFICATES. Certificates executed by the President and the Chief Financial Officer of the Lead Borrower which state that

                  (a) Such officer, acting on behalf of the Borrowers, has reviewed each of the Loan Documents and has had the benefit of independent counsel (Attorneys Proskauer Rose LLP) of the Lead Borrower's selection in connection with the review and negotiation of the Loan Documents.

In particular, and without limiting the generality of such review, the following provisions of the Loan Documents have been brought to the attention of the undersigned by such counsel:

                           (i) The waiver of the right to a trial by jury in connection with controversies arising out of the loan arrangement contemplated by the Loan Documents.

                           (ii) The designation of, and submission to the exclusive jurisdiction and venue of, certain courts.

                           (iii) Various other waivers and indemnifications included therein.

                           (iv) The circumstances under which the Liabilities could be accelerated and the grace periods available with respect to certain Events of Default.

                  (b) The representations and warranties made by the Borrowers to the Lender in the Loan Documents are true and complete in all material respects as of the date of such Certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default.

         3-4.     ADDITIONAL DOCUMENTS. SATISFACTION OF CONDITIONS. The
execution of such additional instruments and documents and the satisfaction of such additional conditions respective as the Lender or its counsel reasonably may require or request.

         3-5.     PAYOFF LETTER FROM CONGRESS. A payoff letter, from Congress
Financial Corporation, in the form (without material change as to its substance) which the Lender has received in other "take-outs" of Congress.

         3-6.     CASH MANAGEMENT REQUIREMENTS. All actions required under
Article 7:7- 1(b) to be taken prior to the First Funding shall have been so taken.

         3-7.     REPRESENTATIONS AND WARRANTIES. Each of the representations made by or on behalf of each Borrower in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of each Borrower shall be true and complete in all material respects as of the date as of which such representation or warranty was made.

         3-8.     MINIMUM DAY ONE EXCESS AVAILABILITY. After giving effect to the first funding under the Revolving Credit and L/C's to be issued at, or immediately subsequent to, the execution of this Agreement, Excess Availability is not less than $5 Million.

         3-9.     ALL FEES AND EXPENSES PAID. All fees due at or immediately after the first funding under the Revolving Credit and all costs and expenses incurred by the Lender in connection with the establishment of the credit facility contemplated hereby (including the expenses and reasonable fees of counsel to the Lender to the extent to which the Lead Borrower has agreed to be responsible therefor) shall have been paid in full.

         3-10.    NO BORROWER INDEFAULT. No Borrower is InDefault.


         3-11.    NO ADVERSE CHANGE. No event shall have occurred or failed to occur, which occurrence or failure is or could reasonably be expected to have a materially adverse effect upon the Borrowers' financial Consolidated condition when compared with such financial condition at July 7, 2001.

         3-12.    BENEFIT OF CONDITIONS PRECEDENT. The conditions set forth in this Article 3: are for the sole benefit of the Lender and may be waived by the Lender in whole or in part without prejudice to the Lender.

No document shall be deemed delivered to the Lender until received and accepted by the Lender at its offices in Boston, Massachusetts. Under no circumstances shall this Agreement take effect until executed and accepted by the Lender at said offices.

ARTICLE 4: - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

         To induce the Lender to establish the credit facility contemplated herein and to induce the Lender to provide loans and advances under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon) the Borrowers, in addition to all other representations, warranties, and covenants made by any Borrower in any other Loan Document, make those representations, warranties, and covenants included in this Agreement.

         4-1.     PAYMENT AND PERFORMANCE OF LIABILITIES. The Borrowers shall pay each payment Liability in accordance with its respective terms, after giving effect to any applicable grace period, and shall promptly, punctually, and faithfully perform each other Liability.


         4-2.     DUE ORGANIZATION. AUTHORIZATION. NO CONFLICTS.

                  (a) Each Borrower presently is and hereafter shall remain in good standing as a corporation under the laws of the State in which it is organized, as set forth in the Preamble to this Agreement and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of each Borrower's assets or operation of each Borrower's business, such qualification may be necessary, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

                  (b) Each Borrower's respective organizational identification number assigned to it by the State of its incorporation and its respective federal employer identification number is stated on EXHIBIT 4:4-2, annexed hereto.

                  (c) No Borrower shall change its State of organization; any organizational identification number assigned to that Borrower by that State; or that Borrower's federal taxpayer identification number.

                  (d) Each Affiliate is listed on EXHIBIT 4:4-2. The Lead Borrower shall provide the Lender with prior written notice of any entity's becoming or ceasing to be an Affiliate.

                  (e) Each Borrower has all requisite power and authority to execute and deliver all Loan Documents to which that Borrower is a party and has and will hereafter retain all requisite power to perform all Liabilities.

                  (f) The execution and delivery by each Borrower of each Loan Document to which it is a party; each Borrower's consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of Collateral Interests by that Borrower to secure the Liabilities); each Borrower's performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:

                           (i) Have been duly authorized by all necessary action.

                           (ii) Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of that Borrower.

                           (iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of that Borrower pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.

                  (g) The Loan Documents have been duly executed and delivered by each Borrower and are the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles which affect the rights of creditors generally.

         4-3.     TRADE NAMES.

                  (a)      EXHIBIT 4:4-3, annexed hereto, is a listing of:

                           (i) All names under which any Borrower conducted its business since September 1, 1996.

                           (ii) All Persons with whom any Borrower ever consolidated or merged, or from whom any Borrower ever acquired in a single transaction or in a series of related transactions substantially all of such Person's assets.

                  (b) The Lead Borrower will provide the Lender with not less than twenty-one (21) days prior written notice (with reasonable particularity) of any change to any Borrower's name from that under which that Borrower is conducting its business at the execution of this Agreement and will not effect such change unless each Borrower is then in compliance in all material respects with all provisions of this Agreement.

         4-4.     INFRASTRUCTURE.

                  (a) Except as described on EXHIBIT 4:4-4, annexed hereto, each Borrower has and will maintain a sufficient infrastructure to conduct its business as presently conducted and as contemplated to be conducted following its execution of this Agreement.

                  (b) Each Borrower owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for that Borrower's conduct of that Borrower's business substantially in accordance with the Business Plan.

                  (c) The conduct by each Borrower of that Borrower's business does not presently infringe (nor will any Borrower conduct its business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person except where such infringement could not reasonably be expected to have a Material Adverse Effect.

         4-5.     LOCATIONS.

                  (a) The Collateral, and the books, records, and papers of Borrowers' pertaining thereto, are kept and maintained solely at the following locations:

                           (i) The Lead Borrower's chief executive offices which are at 435 Hudson Street, New York, New York 10014.

                           (ii) Those locations which are listed on EXHIBIT 4:4-5, annexed hereto, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that a Borrower owns the subject location) and of all service bureaus with which any such records are maintained.

                  (b) No Borrower shall remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 4:4-5 except:

                           (i) To accomplish sales of Inventory in the ordinary course of business.

                           (ii) To move Inventory from one such location to another such location.

                           (iii) To utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles).

                           (iv) To dispose of such Collateral as otherwise permitted by this Agreement.

                           (v) For Eligible In-Transit Inventory.

                  (c) The Lead Borrower shall obtain and deliver to the Lender a consent, waiver and subordination (each reasonably satisfactory to the Lender) by the landlord of each Borrower's warehouse and distribution center locations of which, prior to the date of execution hereof, such Borrower is a tenant and by the mortgagee or each Borrower's warehouse and distribution center locations of which, prior to the date of execution hereof, such Borrower is the owner.

                  (d) The Lead Borrower shall expend commercially reasonable efforts to obtain and deliver to the Lender a consent, waiver and subordination (each reasonably satisfactory to the Lender) by the landlord for each Borrower's store locations within thirty (30) days of the date of execution hereof.

                  (e) At the execution of this Agreement and at any time thereafter, the Lender may establish an Availability Reserve for up to thirty
(30) days rent for each of the Borrowers' locations in any state in which the claim of a landlord against Inventory may be senior to the Collateral Interest of the Lender for which a satisfactory consent, waiver and subordination has not been received. Such Availability Reserve may be reduced or eliminated upon the furnishing to the Lender of a consent, waiver and subordination (in form reasonably satisfactory to the Lender) by the landlord for the subject location.

                  (f) Without duplication of any Availability Reserve described above, the Lender may establish an Availability Reserve for past due rent.

                  (g) Except as otherwise disclosed pursuant to, or permitted by, this Section 4:4-5, or by Section 4:4-6, no tangible personal property of any Borrower is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment.

         4-6.     LEASE AMENDMENTS. NEW STORES. STORE CLOSINGS.

                  (a) No Borrower will alter, modify, or amend any Lease in any material respected other than

                           (i) for the subject Borrower's benefit, PROVIDED, HOWEVER, in no event may such alternation, modification, or amendment have an adverse effect on the Lender's ability to exercise the Lender's Rights and Remedies; or

                           (ii) to exercise options included therein (in which event, such exercise shall be made only upon not less than ten (10) days prior written notice to Lender (with reasonable specificity of the facts and circumstances thereof)).

                  (b) No Borrower will commit to, or open any Store, EXCEPT THAT the Borrowers (taken as a whole) may commit to and open new locations as provided in this Section 4:4-6(b).

                           (i) Subject to the conditions set forth in Section 4:4-6(b)(ii), the Borrowers may open up to the following number of
         Stores:

                                    (A) The Borrowers' Fiscal year ending in
                           January 2002: Eleven (11).

                                    (B) During each Fiscal year ending after the
                           Borrowers' Fiscal year ending in January 2002: 125% of the number of new Stores as reflected in the Borrowers' Business Plan for the relevant Fiscal year (which number shall be rounded upward or downward based on a single decimal place).

                           (ii) The Borrowers' commitment to and its opening of new Stores respectively are subject, in each instance, to the following conditions:

                                    (A) At the time that any Borrower becomes
                  contractually obligated on the Lease for such new Store, no Event of Default has occurred.

                                    (B) Neither any Borrower's becoming so
                  contractually obligated nor its opening of such Store will result in the occurrence of an Event of Default.

                                    (C) The Lead Borrower shall have provided
                  not less than fifteen (15) days prior written notice to Lender (with reasonable specificity of the facts and circumstances thereof) of the opening of that location.

                  (c) No Borrower may close any Store except as provided in this
Section 4:4-6(c).

                           (i) Subject to the conditions set forth in Section 4:4-6(c)(ii), the Borrowers may close up to five Stores in any Fiscal Year.

                           (ii) The Lead Borrower shall provide not less than thirty (30) days prior written notice to Lender (with reasonable specificity of the facts and circumstances thereof) of such closing.

                           (iii) If the relevant Borrower determines to employ an inventory liquidation agent to effect any such closing (whether on a guarantee, fee or other basis), then the Lead Borrower shall provide the Lender with the following:

                                    (A) Not less than five (5) Business Days
                           advance notice of the initiation of any bidding process (which notice includes a summary, with reasonable particularity, of such process).

                                    (B) Within not less than a reasonable period
                           prior to its execution within which to review and provide the Lead Borrower with the Lender's comments thereon, a copy of the agreement pursuant to which such agent is employed. The Borrowers shall not be under any affirmative obligation to take any action on account of such comments, if any, provided by the Lender.

         4-7.     TITLE TO ASSETS.

                  (a) The Borrowers are, and shall hereafter remain, the owners of the Collateral free and clear of all Encumbrances with the exceptions of the following:

                           (i) Encumbrances in favor of the Lender.

                           (ii) Permitted Encumbrances.

                  (b) No Borrower has, and none shall have, possession of any property on consignment to that Borrower.

                  (c) No Borrower shall acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for the following:

                           (i) Equipment which is not material to the conduct of that Borrower's business.

                           (ii) Equipment, the acquisition or right to use of which has been consented to by the Lender, which consent may be conditioned upon the Lender's receipt of an agreement (substantially in the form of EXHIBIT 4:4-7(c)(ii), annexed hereto) with the third party which has an interest in such Equipment.

         4-8.     INDEBTEDNESS.

                  (a) The Borrowers do not and shall not hereafter have any Indebtedness with the exceptions of:

                           (i) Any Indebtedness on account of the Revolving Credit.

                           (ii) Permitted Indebtedness.

                  (b) Each Borrower shall observe and comply with the following covenants, which are applicable with respect to the Hanover Property
Indebtedness:

                           (i) No Borrower, other than dELiA*s Distribution Company, may make any payment, directly or indirectly, in respect of the Hanover Property Indebtedness.

                           (ii) The only payments in respect of the Hanover Property Indebtedness which dELiA*s Distribution Company may make are regularly scheduled payments of principal and interest and other mandatory payments of principal or interests, in each instance when due in accordance with the terms of the Hanover Property Loan Documents as in effect on the date hereof.

                           (iii) No term of the Hanover Property Indebtedness may be amended, modified, altered or changed other than the following (with prior written notice (with reasonable particularity) in each instance, to the Lender):

                                    (A)     Extension of the maturity thereof.

                                    (B)     Deferral of the timing of any
                           payments in respect thereof.

                                    (C)     Forgiveness or cancellation of any
                           portion of such Indebtedness.

                                    (D)     Reduction of the interest rate or
                           any fees in connection therewith.

                           (iv) Except as otherwise permitted by this Section 4:4-8(b), no Borrower may redeem, retire, defease, purchase, or otherwise acquire the Hanover Property

         Indebtedness nor set aside or deposit or invest funds for such purpose.

                           (v) The Lead Borrower shall furnish the Lender with all notices, demands or other materials concerning such Indebtedness either received by any Borrower or on its behalf, promptly after receipt thereof, or sent by any Borrower or on its behalf, concurrently with the sending thereof, as applicable.

                  (c) Each Borrower shall observe and comply with the following covenants, which are applicable with respect to Indebtedness described on
EXHIBIT 4:4-8, annexed hereto and any refinancing thereof:

                           (i) The Borrowers may only make regularly scheduled or other mandatory payments of principal and interest in respect of such Indebtedness when due in accordance with the terms of the agreement or instrument evidencing or giving rise to such Indebtedness as in effect on the date hereof.

                           (ii) The Borrowers shall not directly or indirectly undertake any of the following:

                                    (A) The amendment, modification, alteration,
                  or change of the terms of such Indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof in any material respect EXCEPT, THAT, the Borrowers, after prior written notice to Lender (with reasonable particularity), may amend, modify, alter or change the terms thereof, so as to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith.

                                    (B) Except as permitted by Section
                  4:4-8(c)(ii)(A), the redemption, retirement, defeasance, purchase, or other acquisition of such Indebtedness or the setting aside or deposit or investment of funds for such purpose.

         4-9.     INSURANCE.

                  (a) EXHIBIT 4:4-9, annexed hereto, is a schedule of all insurance policies owned by the Borrowers or under which any Borrower is the named insured as of the date of this Agreement. Each of such policies is in full force and effect. Neither the issuer of any such policy (to the knowledge of the Borrowers) nor any Borrower is in default or violation in any material respect of any such policy.

                  (b) The Borrowers shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as is customary in their industry and is reasonably satisfactory to the Lender.

                  (c) All insurance carried by the Borrowers shall provide for a minimum of thirty (30) days' prior written notice of cancellation to the Lender and all such insurance which covers the Collateral shall

                           (i) Include an endorsement in favor of the Lender, which endorsement shall provide that the insurance, to the extent of the Lender's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of any Borrower or by the failure of any Borrower to comply with any warranty or condition of the policy.

                           (ii) Except as disclosed on EXHIBIT 4:4-9, not include an endorsement in favor of any other Person.

                  (d) The coverage reflected on EXHIBIT 4:4-9 presently satisfies the foregoing requirements, IT BEING RECOGNIZED BY EACH BORROWER AND THE LENDER, HOWEVER, that such requirements may change hereafter to reflect changing circumstances.

                  (e) The Lead Borrower shall furnish the Lender from time to time with certificates or other evidence reasonably satisfactory to the Lender regarding compliance by the Borrowers with the foregoing requirements.

                  (f) In the event of the failure by the Borrowers to maintain insurance as required herein, the Lender, at its option, may obtain such insurance, PROVIDED, HOWEVER, the Lender's obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Borrowers' failure to have maintained such insurance.

         4-10.    LICENSES. Each material license, distributorship, franchise, and similar agreement issued to, or to which any Borrower is a party is in full force and effect. To the Borrowers' knowledge, no party to any such license or agreement is in default or violation thereof. No Borrower has received any written notice or threat of cancellation of any such license or agreement.

         4-11. LEASES. EXHIBIT 4:4-11, annexed hereto, is a schedule of all presently effective material Capital Leases. (Exhibit 4:4-5 includes a list of all other presently effective Leases). Each of such Leases and Capital Leases is in full force and effect. To the Borrowers' knowledge, no party to any such Lease or Capital Lease is in default or violation of any such Lease or Capital Lease. No Borrower has received any written notice or threat of cancellation of any such Lease or Capital Lease. Each Borrower hereby authorizes the Lender at any time and from time to time, on prior notice to the Lead Borrower, to contact any of the Borrowers' respective landlords in order to confirm the Borrowers' continued compliance with the terms and conditions of the Lease(s) between the subject Borrower and that landlord and to discuss such issues, concerning the subject Borrower's occupancy under such Lease(s), as the Lender may determine.

         4-12.    REQUIREMENTS OF LAW.

                  (a) Subject to Section 4:4-12(b), each Borrower is in compliance with, and shall hereafter comply with and use its assets in compliance with, all Requirements of Law except where the failure of such compliance is otherwise permitted by this Agreement and could not reasonably be expected to have a Material Adverse Effect. No Borrower has received any notice of any violation of any Requirement of Law (other than of a violation which could not reasonably be expected to have a Material Adverse Effect), which violation has not been cured or otherwise remedied.

                  (b) The representations, covenants, and warranties which are made and undertaken in Section 4:4-12(a) do not include the separately made and undertaken representations, covenants, and warranties included in the following Sections of this Agreement:


                              SECTION                        RELATES TO
                  ----------------------------------------------------------
                           4:4-13                    Labor Relations
                           4:4-15                    Taxes
                           4:4-17                    ERISA
                           4:4-18                    Hazardous Materials


         4-13.    LABOR RELATIONS.

                  (a) As of the date of this Agreement, no Borrower has been, and none is presently a party to any collective bargaining or other labor contract.

                  (b) As of the date of this Agreement, there is not presently pending and, to any Borrower's knowledge, there is not threatened any of the following:

                           (i)  Any strike, slowdown, picketing, work stoppage,
or employee grievance process.

                           (ii) Any proceeding against or affecting any Borrower
relating to the alleged violation of any Applicable Law pertaining to labor relations or before National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting any Borrower, which, if determined adversely to that Borrower could reasonably be expected to have a Material Adverse Effect.

                           (iii) Any lockout of any employees by any Borrower
(and no such action is contemplated by any Borrower).

                           (iv)  Any application for the certification of a
collective bargaining agent.

                  (c)      Each Borrower:

                           (i)   Has complied with all Applicable Law relating
to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

                           (ii)  Is not liable for the payment of any amount of
compensation, damages, taxes, fines, penalties, or other amounts, however designated, for that Borrower's failure to comply with any Applicable Law referenced in Section 4:4-13(c)(i) except where the failure to make payment thereof could not reasonably be expected to have a Material Adverse Effect.

         4-14.    MAINTAIN PROPERTIES. The Borrowers shall:

                  (a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted and to the extent that the Collateral consists of Leasehold Interests, subject to the obligations of the respective Borrowers under the applicable Lease).

                  (b) Not suffer or cause the waste or destruction of any material part of the Collateral (insured casualty excepted).

                  (c) Not use any of the Collateral in violation of any policy of insurance thereon, which violation could reasonably be expected to result in cancellation thereof or denial of coverage thereunder..

                  (d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:

                           (i)   The sale of Inventory in compliance with this
Agreement.

                           (ii) The disposal of Equipment which is obsolete, outmoded, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of any Borrower.

                           (iii) The turning over to the Lender of all Receipts
                  as provided herein.

                           (iv)  The disposal of Leasehold Interests as
                  permitted by Section 4:4-6(a).

                           (v) Dispositions of Collateral in any Fiscal year having a net book value (if Equipment) or Cost (if Inventory), which, when aggregated with "Collateral" so disposed of by the Guarantors pursuant to a "basket" accorded to the Guarantors in their respective Security Agreements in favor of the Lender, does not exceed $100,000.00.

         4-15.    TAXES.

                  (a) With respect to the Borrowers' federal, state, and local tax liability and obligations:

                           (i) Except as described on EXHIBIT 4:4-15: the Lead Borrower, in compliance with all Applicable Law, has properly filed all returns due to be filed up to the date of this Agreement with the exception of any return, the failure to timely file will not have a Material Adverse Effect (all of which excepted returns ultimately will be filed).

                           (ii) As of the date of this Agreement, except as described on EXHIBIT 4:4-15:

                                    (A) At no time has any Borrower received
                  from any taxing authority any request to perform any examination of or with respect to any Borrower nor any other written or verbal notice in any way relating to any claimed failure by any Borrower to comply with all Applicable Law concerning payment of any taxes or other amounts in the nature of taxes.

                                    (B) No agreement is extant which waives or
                  extends any statute of limitations applicable to the right of any taxing authority to assert a deficiency or make any other claim for or in respect to federal income taxes.

                                    (C) No issue has been raised in any tax
                  examination of any Borrower which, by application of similar principles, reasonably could be expected to result in the assertion of a deficiency for any fiscal year open for examination, assessment, or claim by any taxing authority.

                  (b) The Borrowers have, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against any Borrower or the Collateral by any person or entity whose claim could reasonably be expected to result in an Encumbrance upon any asset of any Borrower or by any governmental authority, except where such purported obligation to pay is being contested in good faith by appropriate proceedings in respect of which adequate reserves have been established and no lien is filed with respect thereto; properly exercise any trust responsibilities imposed upon any Borrower by reason of withholding from employees' pay or by reason of any Borrower's receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by any Borrower; and timely file all tax and other returns and other reports with each governmental authority to whom any Borrower is obligated to so file.


         4-16. NO MARGIN STOCK. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U, T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

         4-17.    ERISA.

                  (a) Neither any Borrower nor any ERISA Affiliate has ever engaged, committed, suffered, or caused any of the following where the result thereof could reasonably be expected to have a Material Adverse Effect:

                           (i) Violated or failed to be in full compliance with any Borrower's Employee Benefit Plan.

                           (ii) Failed timely to file all periodic and other reports and filings required by ERISA to be filed by any Borrower.

                           (iii) Engaged in any nonexempt "prohibited transactions" or "reportable events" (respectively as described in ERISA).

                           (iv) Engaged in, or committed, any act such that a tax or penalty reasonably could be imposed upon any Borrower on account thereof pursuant to ERISA.

                           (v) Accumulate any material cumulative funding deficiency within the meaning of ERISA.

                           (vi) Terminated any Employee Benefit Plan such that a lien could be asserted against any assets of any Borrower on account thereof pursuant to ERISA.

                           (vii) Been a member of, contributed to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA under which any Borrower or any ERISA Affiliate could have any withdrawal liability.

                  (b) Neither any Borrower nor any ERISA Affiliate shall engage in any action of the type described in Section 4:4-17(a) where the result thereof could reasonably be expected to have a Material Adverse Effect.

         4-18.    HAZARDOUS MATERIALS.

                  (a) Except as described on EXHIBIT 4:4-18, annexed hereto, no Borrower has ever engaged, committed, suffered, or caused any of the following where the result thereof could reasonably be expected to have a Material Adverse
Effect:

                           (i) Been legally responsible for any release or threat of release of any Hazardous Material.

                           (ii) Received notification of the incurrence of any expense in connection with the assessment, containment, or removal of any Hazardous Material for which that Borrower would be responsible.

                  (b) Each Borrower shall: (i) dispose of any Hazardous Material only in compliance with all Environmental Laws and (ii) have possession of any Hazardous Material only in the ordinary course of that Borrower's business and in compliance with all Environmental Laws.

         4-19.    LITIGATION. As of the date of this Agreement, except as
described in EXHIBIT 4:4-19, annexed hereto, there is not presently pending or threatened by or against any Borrower any suit, action, proceeding, or investigation which, if determined adversely to any Borrower, could reasonably be expected to have a Material Adverse Effect.

         4-20.    DIVIDENDS. INVESTMENTS. CORPORATE ACTION. No Borrower shall:

                  (a) Pay any cash dividend or make any other distribution in respect of any class of that Borrower's capital stock other than by way of a Permitted Distribution.

                  (b) Own, redeem, retire, purchase, or acquire any of any Borrower's capital stock other than by way of a Permitted Distribution..

                  (c) Invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any Person other than Permitted Investments.

                  (d) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity.

                  (e) Consolidate any of that Borrower's operations with those of any other Person other than of another Borrower.

                  (f) Organize or create any Affiliate.

                  (g) Subordinate any debts or obligations owed to that Borrower by any third party to any other debts owed by such third party to any other Person.

                  (h) Acquire any assets other than in the ordinary course and conduct of that Borrower's business as conducted at the execution of this Agreement.

         4-21.    LOANS. No Borrower shall make any loans or advances to, nor acquire the Indebtedness of, any Person, PROVIDED, HOWEVER, the foregoing does not prohibit any of the following:

                  (a) Advance payments made to that Borrower's suppliers in the ordinary course.

                  (b) Advances to that Borrower's officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of that Borrower, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by that Borrower.

                  (c) Loans, not the exceed $ 500,000.00 in the aggregate outstanding at any one time to employees.


         4-22.    PROTECTION OF ASSETS. The Lender, in the Lender's discretion, and from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action which the Lender may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral, but only to the extent that the Borrowers have failed to comply with their respective obligations hereunder with respect thereto. The Lender shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding by a court of competent jurisdiction (in which the Lender has been given an opportunity to be heard), from which finding no further appeal is available, that the Lender had acted in actual bad faith or in a grossly negligent manner or in wilful misconduct. The Borrowers shall pay to the Lender, on demand, or the Lender, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Lender pursuant to this section 4:4-22.

         4-23.    LINE OF BUSINESS. No Borrower shall engage in any business other than the business in which it is currently engaged or a business reasonably related thereto.

         4-24.    AFFILIATE TRANSACTIONS. No Borrower shall make any payment, nor give any value to any Affiliate except for the following: (a) Transactions which are in the ordinary course of such Borrower's business,

                           (i) upon fair and reasonable terms prior written disclosure of which (with reasonable particularity) has been made by the Lead Borrower to the Lender; and

                           (ii) that are no less favorable to such Borrower than would be obtained in an arm's length transaction with a non-Affiliate of such Borrower.

                  (b) Transactions between any Borrower, on the one hand, and any other Borrower or guarantor of the Liabilities, on the other hand.

         4-25.    FURTHER ASSURANCES.

                  (a) Except as provided in Section 4:4-25(g), no Borrower is the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 3:) will not be subject to a prior perfected Collateral Interest in favor of the Lender (subject only to Permitted Encumbrances) to secure the Liabilities.

                  (b) Except as provided in Section 4:4-25(g), no Borrower will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected Collateral Interest in favor of the Lender to secure the Liabilities (subject only to Permitted Encumbrances).

                  (c) Each Borrower shall execute and deliver to the Lender such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Lender may request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Lender's Collateral Interests in the Collateral; and to comply with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. Each Borrower shall execute all such instruments as reasonably may be required by the Lender with respect to the recordation and/or perfection of the Collateral Interests created or contemplated herein.

                  (d) Each Borrower hereby designates the Lender as and for that Borrower's true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Lender's Collateral Interests in the Collateral.

                  (e) This Agreement constitutes an authenticated record which authorizes the Lender to file such financing statements as the Lender reasonably determines as appropriate to perfect or protect the Collateral Interests created by this Agreement.

                  (f) A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4:4-25 shall be sufficient for filing to perfect the security interests granted herein.

                  (g) The requirements of Sections 4:4-25(a) and 4:4-25(b) are subject to the following:

                           (i) Such requirements shall not apply to any Excluded Asset.

                           (ii) Except as provided in Sections4:4-25(g)(iii), such requirements shall not apply to any Borrower's right to use property which is not material to the conduct of that Person's business.

                           (iii) Such requirements shall apply in all events to the following:

                                    (A) Any Permitted Investments.

                                    (B) Any trademark or service mark becomes
                           "active" after the execution of this Agreement.

         4-26.    ADEQUACY OF DISCLOSURE.

                  (a) The Consolidated financial statements furnished to the Lender by the Lead Borrower have been prepared (except as otherwise disclosed thereon) in accordance with GAAP consistently applied and present fairly the condition of the Borrowers and their respective subsidiaries at the date(s) thereof and the results of operations and cash flows for the period(s) covered therein (PROVIDED HOWEVER, that unaudited financial statements are subject to normal year end adjustments and to the absence of footnotes). Except as reflected on such financial statements, there has been no change in the Consolidated financial condition, results of operations, or cash flows of the Borrowers and their respective subsidiaries since July 7, 2001, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate.

                  (b) No Borrower has any contingent obligations or obligation under any Lease or Capital Lease which is required by GAAP to be disclosed and which is not noted in the Borrowers' Consolidated financial statements furnished to the Lender prior to the execution of this Agreement.

                  (c) No document, instrument, agreement, or paper, when taken as a whole in light of all written information delivered to the Lender by and on behalf of each Borrower, now or hereafter given to the Lender by or on behalf of each Borrower or any guarantor of the Liabilities in connection with the execution of this Agreement by the Lender contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading, PROVIDED, HOWEVER, the foregoing representation does not include any projections or so-called forward looking statements which might have been provided to the Lender. Taken as a whole, in light of all information delivered to the Lender by or on behalf of each Borrower, there is no fact known to any Borrower which has, or which, in the foreseeable future could reasonably be expected to have, a material adverse effect on the financial condition of any Borrower or any such guarantor which has not been disclosed in writing to the Lender.

         4-27.    NO RESTRICTIONS ON LIABILITIES. No Borrower shall enter into or directly or indirectly become subject to any agreement which prohibits or restricts, in any manner, any Borrower's:

                  (a) Creation of, and granting of Collateral Interests in favor of the Lender.

                  (b) Incurrence of Liabilities.


         4-28.    OTHER COVENANTS. No Borrower shall indirectly do or cause to be done any act which, if done directly by that Borrower, would breach any covenant contained in this Agreement.


ARTICLE 5: FINANCIAL REPORTING AND PERFORMANCE COVENANTS:

         5-1.     MAINTAIN RECORDS. The Borrowers shall:

                  (a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Borrowers' financial transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Borrowers at the close of, and its results of operations for, the periods in question, SUBJECT, HOWEVER to usual year end adjustments and, with the exception of the Borrower's Consolidated annual statement, the absence of footnotes.

                  (b) Timely provide the Lender with those financial reports, statements, and schedules required by this Article 5: or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Borrowers at the close of, and the results of operations for, the period(s) covered therein.

                  (c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.

                  (d) At all times, retain independent certified public accountants who are either one of the so-called "Big 5" accounting firms (or any successor thereto) or are otherwise reasonably satisfactory to the Lender and instruct such accountants reasonably to cooperate with, and be available to, the Lender to discuss the Borrowers' financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Lender.

                  (e) Not change any Borrower's fiscal year.

         5-2.     ACCESS TO RECORDS.

                  (a) Upon reasonable prior notice during normal business hours, each Borrower shall accord the Lender with access from time to time as the Lender reasonably may require to all properties owned by or over which any Borrower has control. The Lender shall have the right, and each Borrower will permit the Lender from time to time as Lender may request, to examine, inspect, copy, and make extracts from any and all of the Borrowers' books, records, electronically stored data, papers, and files. Each Borrower shall make all of that Borrower's copying facilities reasonably available to the Lender.

                  (b) Each Borrower hereby authorizes the Lender:

                           (i) Upon reasonable prior notice during normal business hours, to inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to any Borrower, or any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person reasonably to cooperate with the Lender with respect thereto.

                           (ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Borrower's computer billing companies, collection agencies, and accountants and to sign the name of each Borrower on any notice to each Borrower's Account Debtors or verification of the Collateral.

                  (c) The Lender from time to time may designate one or more representatives to exercise the Lender's rights under this Section 5:5-2 as fully as if the Lender were doing so.

         5-3.     IMMEDIATE NOTICE TO LENDER.

                  (a) The Lead Borrower shall provide the Lender with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:

                           (i) Any change in the Lead Borrower's President, chief executive officer, chief operating officer, and chief financial officer (without regard to the title(s) actually given to the Persons discharging the duties customarily discharged by officers with those titles).

                           (ii) Any ceasing of any Borrower's making of material payment, in the ordinary course, to its creditors (other than its ceasing of making of such payments on account of a DE MINIMIS dispute which is diligently being pursued by such Borrower).

                           (iii) Any failure by any Borrower to pay rent at any of that Borrower's locations, which failure continues for more than Three (3) days following the last day on which such rent was payable (after giving effect to any applicable grace period) without more than a de minimis adverse effect to that Borrower.

                           (iv) Any material adverse change in the business, operations, or financial affairs of any Borrower.

                           (v)   Any Borrower's becoming InDefault.

                           (vi) Any intention on the part of any Borrower to discharge that Borrower's present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, SEE Subsection 5:5-1(d)).

                           (vii) Any litigation which, if determined adversely to any Borrower and after giving effect to any applicable insurance coverage could reasonably be expected to have a material adverse effect on the financial condition of that Borrower.

                           (viii) The reduction by any of Borrower's material vendors in the amount of trade credit or terms provided by such vendor to Borrower on the date of execution hereof.

                  (b)      The Lead Borrower shall:

                           (i) Provide the Lender, when so distributed, with copies of any materials distributed to the shareholders of the Lead Borrower (QUA such shareholders).

                           (ii)  Provide the Lender:

                                    (A) When filed, copies of all material
                  filings with the SEC (including any filing on forms 10-K, 10-Q, or 8-K).

                                    (B) When received, copies of all
                  correspondence from the SEC, other than routine non-substantive general communications from the SEC.

                           (iii) Add the Lender as an addressee on all mailing lists maintained by or for each Borrower.

                           (iv) At the request of the Lender, from time to time, provide the Lender with copies of all advertising (including copies of all print advertising and duplicate tapes of all video and radio advertising).

                           (v) Provide the Lender, promptly following receipt by any Borrower, with a copy of any management letter or similar communications from any accountant of any Borrower.

         5-4.     BORROWING BASE CERTIFICATE. The Lead Borrower shall provide the Lender by 11:30a.m. on each Tuesday. and on each day on which the Lead Borrower requests a loan or financial accommodation under the Revolving credit with a Borrowing Base Certificate (in the form of EXHIBIT 5:5-4 annexed hereto, as such form may be revised from time to time by the Lender) Such Certificate may be sent to the Lender by facsimile transmission, PROVIDED THAT the original thereof is forwarded to the Lender on the date of such transmission.


         5-5.     MONTHLY REPORTS. Monthly, the Lead Borrower shall provide the
Lender with those financial statements and reports described in EXHIBIT 5:5-5, annexed hereto.


         5-6.     ANNUAL REPORTS.

                  (a) Annually, within forty five (45) days following the end of the Borrowers' fiscal year, the Lead Borrower shall furnish the Lender with the Borrower's internally prepared draft of its annual financial statement for the year then just completed, which shall include, at a minimum (with comparative information for the then prior Fiscal year) a balance sheet, income statement, and cash flows.

                  (b) Annually, within ninety (90) days following the end of the Borrowers' fiscal year, the Lead Borrower shall furnish the Lender with the following:

                           (i)   An original signed counterpart of the
         Borrowers' Consolidated annual financial statement, which statement shall have been audited by, and bear the opinion, without material qualification, of, the Lead Borrower's independent certified public accountants (i.e. said statement shall be "certified" by such accountants) and shall include, at a minimum (with comparative information for the then prior Fiscal year) a balance sheet, income statement, statement of changes in shareholders' equity, cash flows, and schedules of consolidation.

                           (ii) The officer's compliance certificate described in Section 5:5-7.

                  (c) No later than the earlier of Fifteen (15) days prior to the end of each of the Borrowers' fiscal years or the date on which such accountants commence their work on the preparation of the Borrowers' Consolidated annual financial statement, the Lead Borrower shall give written notice to such accountants (with a copy of such notice, when sent, to the Lender) that:

                           (i)  Such annual financial statement will be
         delivered by the Lead Borrower to the Lender.

                           (ii) It is the primary intention of the Borrowers, in its engagement of such accountants, to satisfy the financial reporting requirements set forth in this Article 5:.

                           (iii) The Lead Borrower has been advised that the
Lender will rely thereon with respect to the administration of, and transactions under, the credit facility contemplated by this Agreement.

                  (d) Each annual statement shall be accompanied by such accountant's Certificate indicating that, in conducting the audit for such annual statement, nothing came to the attention of such accountants to believe that the Borrower is not InDefault (or that if the Borrower is in Default, the facts and circumstances thereof).

         5-7. OFFICERS' CERTIFICATES. The Lead Borrower shall cause either the Lead Borrower's President or its Chief Financial Officer, in each instance, to provide such Person's Certificate with those monthly financial statements required to be filed within thirty (30) days of the end of each month, and with those annual statements to be furnished pursuant to this Agreement, which Certificate shall:

                  (a) Indicate that the subject statement was prepared in accordance with GAAP consistently applied and presents fairly the Consolidated financial condition of the Borrowers at the close of, and the results of the Borrowers' operations and cash flows for, the period(s) covered, SUBJECT, HOWEVER to the following:

                           (i) Usual year end adjustments and the absence of footnotes (this exception shall not be included in the Certificate which accompanies such annual statement).

                           (ii) Material Accounting Changes (in which event, such Certificate shall include a schedule (in reasonable detail) of the effect of each such Material Accounting Change) not previously specifically taken into account in the determination of the financial performance covenant imposed pursuant to Section 5:5-10.

                  (b) Indicate either that (i) no Borrower is InDefault, or (ii) if such an event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Borrowers to be taken on account thereof.

                  (c) Include calculations concerning the Borrowers' compliance (or failure to comply) at the date of the subject statement with each of the financial performance covenants included in Section 5:5-10 hereof.

         5-8.     INVENTORIES, APPRAISALS, AND AUDITS.

                  (a) The Lender, at the expense of the Borrowers, may participate in and/or observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of any Borrower.

                  (b) The Borrowers shall obtain (at the Borrower's expense in all instances) financial or SKU based physical counts and/or inventories conducted by such inventory takers as are satisfactory to the Lender and following such methodology as is consistent with the Borrowers' practices in effect at the execution of this Agreement and as provided in this Section 5:5-8(b).

                           (i) Unless an Event of Default has occurred, the Borrowers shall cause the following number of such counts / inventories to be undertaken in each twelve (12) month period during which this Agreement is in effect:

                                 (A) Retail operations : Two (2).

                                 (B) Direct operations (catalogue and web):
         One (1).

                           (ii) If an Event of Default occurs, the limit on the number of such counts and/or inventories set forth in Section 5:5-8(b)(i) shall terminate and the Lender may require such counts and/or inventories (at the expense of the Borrower in each instance) with such frequency as the Lender, in its discretion may determine as being appropriate.

                           (iii) The Borrowers shall cause their accountants to observe the Borrowers' year end retail operations and direct operations counts / inventories (and such other counts / inventories as the accountants may require so as to permit those accountants to express its opinion on the Borrowers' annual Consolidated financial statement to the standard set out in Section 5:5-6(b)(i)).

                           (iv) The Lead Borrower shall provide the Lender with a copy of the preliminary results of each such count and/or inventory (as well as of any other physical inventory undertaken by any Borrower) within ten (10) days following the completion of such inventory.

                           (v) The Lead Borrower, within thirty (30) days following the completion of such inventory, shall provide the Lender with a reconciliation of the results of each such count and/or inventory (as well as of any other physical inventory undertaken by any Borrower) and shall post such results to the Borrowers' stock ledger and, as applicable to the Borrowers' other financial books and records.

                  (c) The Lender may obtain appraisals of Collateral consisting of Inventory, from time to time (in all events, at the Borrowers' expense) conducted by such appraisers as are satisfactory to the Lender and in the Lender's discretion may reset the Standard Inventory Advance Rate and the Special Inventory Advance Rate following the receipt of any such appraisal as follows:

                           (i) Unless a ReAppraisal Event occurs, no such appraisal shall be required until April 1, 2003.

                           (ii) Unless a ReAppraisal Event has occurred, not more than one appraisal shall be required annually, commencing with the annual period which begins on April 1, 2003.

                           (iii) If a ReAppraisal Event has occurred, then, subject to the one time application of Section 5:5-8(c)(iv), the limits on appraisals set forth in Sections 5:5-8(c)(i) and 5:5-8(c)(ii) shall terminate and the Lender may obtain such appraisals of Inventory Collateral thereafter, with such frequency, as the Lender, in its discretion, may determine as being appropriate.

                           (iv) The limits on appraisals set forth in Sections 5:5-8(c)(i) and 5:5- 8(c)(ii) shall be reinstated, following the occurrence of a ReAppraisal Event which consists of the occurrence of an Event of Default described only in Section 10:10-4, if (x) that Event of Default is duly waived by the Lender and (y) such waiver by the Lender is not conditioned on the Borrowers' cross waiver of the reinstatement of such limits on appraisals, PROVIDED, HOWEVER,

                                    (A) Such reinstatement shall not apply to
                  any inventory appraisal requested by the Lender, written notice of which had been given to the Lead Borrower prior to the Lead Borrower's giving of its written notice to reinstate such limits; and

                                    (B) The opportunity to reinstate the limits
                  on appraisals provided for by this Section 5:5-8(c)(iv) shall be available once, only.

                           (v) In the event that an appraisal results in the resetting of the Standard Inventory Advance Rate to less than 70%, the Borrower, on written notice given the Lender within fifteen (15) days of such resetting, may obtain an appraisal undertaken by another appraiser which is reasonably satisfactory to the Lender, the results of which appraisal (the "SECOND APPRAISAL") shall be delivered to the Lender within fifteen (15) days of the engagement of the appraiser to undertake the Second Appraisal.

                                    (A) In the event that the Second Appraisal
                  supports a Standard Inventory Advance Rate which is in excess of 70%, then the Lender, within fifteen (15) days following the such delivery of the Second Appraisal to it, may either

                                            (I) Reset the Standard Inventory
                           Advance Rate to a percentage supported by the Second Appraisal; or

                                            (II) Give written notice (the "RESET
                           REJECTION") of the Lender's decling to so reset the Standard Inventory Advance Rate.

                                    (B) In the event that the Lender issues a
                  Reset Rejection, then the Lead Borrower, by irrevocable written notice to the Lender given no later than seventy five
                  (75) days after receipt of the Reset Rejection, may set the Termination Date as a date which is no more than ninety (90) days after (and counting) the date of the giving of such Reset Rejection.

                  (d) The Lender may obtain commercial finance field examinations (in each event, at the Borrowers' expense) of the Borrowers' books and records as follows:

                           (i) Unless an Event of Default has occurred, the Lender may not obtain more than three such audits during any Twelve
         (12) month period during which this Agreement is in effect.

                           (ii) If an Event of Default occurs, the limit on field audits set forth in Section 5:5-8(d)(i) shall terminate and the Lender may obtain such field audits, with such frequency, as the Lender, in its discretion, may determine as being appropriate.

                  (e) In addition to those appraisals and field audits which the Lender may obtain or cause to be undertaken at the Borrowers' expense, as provided in Sections 5:5-8(c) and 5:5-8(d), the Lender may obtain or cause such additional appraisals and field audits to be undertaken at its expenses with such frequency as the Lender may determine.

                  (f) The Lender from time to time (in all events, at the Borrowers' expense) may undertake "mystery shopping" (so-called) visits to all or any of the Borrowers' business premises.

         5-9.     ADDITIONAL FINANCIAL INFORMATION. BUSINESS PLAN.

                  (a) In addition to all other information required to be provided pursuant to this Article 5:, the Lead Borrower promptly shall provide the Lender (and any guarantor of the Liabilities), with such other and additional information concerning the Borrowers, the Collateral, the operation of the Borrowers' business, and the Borrowers' financial condition, including original counterparts of financial reports and statements, as the Lender may from time to time reasonably request from the Lead Borrower.

                  (b) The Borrowers have provided the Lender with their current Business Plan, a copy of which is annexed hereto as EXHIBIT 5:5-9(b).

                           (i) The Borrowers MAY provide the Lender, from time to time hereafter, with updated business plans.

                           (ii) In all events by (x) not later than sixty (60) days prior to the end of each of the Borrower's Fiscal years, the Borrowers SHALL furnish the Lender with an updated and extended business plan which shall go out at least through the end of the then next Fiscal year and (y) not later than thirty (30) days prior to the end of each of the Borrower's Fiscal years, the Borrowers SHALL furnish the Lender with the updated and extended final business plan , as approved by the Lead Borrower's Board of Directors, for the forthcoming Fiscal year. In each event, such updated and extended business plans shall be prepared pursuant to a methodology and shall include such assumptions as are made in good faith by the Lead Borrower.

                  (c) The Lead Borrower may furnish the Lender with a business plan within forty five (45) days of the refinancing of the Hanover Property Indebtedness, on which business plan the Lender shall provide its sign-off PROVIDED THAT it was prepared pursuant to the methodology used to prepare the Business Plan and updated from the Business Plan solely to reflect the effect of such refinancing. In the event of such sign-off, the Lender shall likewise revise the Required EBITDA for the then current Fiscal year to reflect such updated Business Plan.

         5-10.    FINANCIAL PERFORMANCE COVENANTS.

                  (a) The following financial performance covenant shall take effect on the last day of the first Test Month to occur after First Funding and shall remain in effect for each subsequent Fiscal month (whether or not such subsequent Fiscal month is a Test Month): The Borrowers shall not suffer or permit their Consolidated EBITDA, tested on the last day of the relevant month, to be less than Required EBITDA for that month.

                  (b) Compliance with such financial performance covenant set forth in Section 5:5-10(a) shall be made as if no Material Accounting Changes had been made (other than any Material Accounting Changes specifically taken into account in the setting of such covenants).

                  (c) The Lender may determine the Borrowers' compliance with such covenants based upon financial reports and statements provided by the Lead Borrower to the Lender (whether or not such financial reports and statements are required to be furnished pursuant to this Agreement) as well as by reference to interim financial information provided to, or developed by, the Lender.

         5-11.    E-REPORTING. At the Lender's option all information and
reports required to be supplied to the Lender by any Borrower shall be transmitted electronically pursuant to an electronic transmitting reporting system and shall be in a record layout format designated by the Lender from time to time, PROVIDED, HOWEVER,

                  (a) the Borrowers shall not be required to incur any material expense in connection with their compliance with this Section 5:5-11; and

                  (b) the Borrowers shall not be obligated to so transmit such information and reports unless the Borrowers are reasonably satisfied that such system incorporates reasonable assurances of security for the data being so transmitted.

ARTICLE 6: - USE OF COLLATERAL:

         6-1.     USE OF INVENTORY COLLATERAL.

                  (a)      No Borrower shall engage in any of the following:

                           (i) An sale of the Inventory other than for fair consideration in the conduct of the Borrowers' business in the ordinary course.

                           (ii)  Sales or other dispositions to creditors.

                           (iii) Sales or other dispositions in bulk.

                           (iv) Sales of any Collateral in breach of any provision of this Agreement.

                           (v) Any sale on consignment, approval, or under any other circumstances such that, with the exception of the Borrowers' customary return policy applicable to the return of inventory purchased by the Borrowers' retail customers in the ordinary course, such Inventory may be returned to a Borrower without the consent of the Lender.

                  (b) The Borrowers shall not transfer items of their Inventory from one Sales Channel of their business to another Sales Channel, which Inventory had been the subject of a prior such transfer, PROVIDED, HOWEVER, the Borrowers may engage in multiple transfers of Inventory having an aggregate Cost not to exceed $25,000.00 in any month or an aggregate of $150,000.00 on a rolling 12 month basis.

         6-2.     INVENTORY QUALITY. All Inventory now owned or hereafter
acquired by each Borrower is and will be of good and merchantable quality and free from defects (other than defects within customary trade tolerances).


         6-3.     ADJUSTMENTS AND ALLOWANCES. Each Borrower may grant such
allowances or other adjustments to that Borrower's Account Debtors (exclusive of extending the time for payment of any material Account or material Account Receivable, which shall not be done without first obtaining the Lender's prior written consent in each instance) as that Borrower may reasonably deem to accord with sound business practice, PROVIDED, HOWEVER, the authority granted the Borrowers pursuant to this Section 6:6-3 may be limited or terminated by the Lender at any time that an Event of Default has occurred.


         6-4.     VALIDITY OF ACCOUNTS.

                  (a) The amount of each Account shown on the books, records, and invoices of the Borrowers represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Borrowers.

                  (b) As of the date of this agreement, no Borrower has any knowledge of any impairment of the validity or collectibility of more than a DE MINIMIS amount of its Accounts. The Lead Borrower shall notify the Lender of any such impairment immediately after any Borrower becomes aware of any such impairment.

         6-5.     NOTIFICATION TO ACCOUNT DEBTORS. The Lender shall have the right (whether or not an Event of Default has occurred) to notify any of the Borrowers' Account Debtors to make payment directly to the Lender and to collect all amounts due on account of the Collateral.


ARTICLE 7: - CASH MANAGEMENT. PAYMENT OF LIABILITIES:

         7-1.     DEPOSITORY ACCOUNTS.

                  (a) Annexed hereto as EXHIBIT 7:7-1 is a Schedule of all present DDA's, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.

                  (b) Prior to the First Funding, the Lead Borrower shall deliver the following to the Lender:

                           (i) Notification, executed on behalf of each Borrower, to each depository institution with which any DDA is maintained (other than any Exempt DDA and the Blocked Account), in form reasonably satisfactory to the Lender of the Lender's interest in such DDA.

                           (ii) A Blocked Account Agreement with any depository institution at which either of the following conditions applies:

                                    (A) Both any DDA (other than the Operating
                  Account) and the Operating Account is maintained.

                                    (B)     A Blocked Account is maintained.

                  (c) No Borrower will establish any DDA hereafter (other than an Exempt DDA) unless, contemporaneous with such establishment, the Lead Borrower delivers the following to the Lender:

                           (i) Notification to the depository at which such DDA is established if the same would have been required pursuant to
         Section 7:7-1(b)(ii)(A) if the subject DDA were open on the date of this Agreement.

                           (ii) A Blocked Account Agreement executed on behalf of the depository at which such DDA is established if the same would have been required pursuant to Section 7:7-1(b)(ii)(B) if the subject DDA were open on the date of this Agreement.

         7-2.     CREDIT CARD RECEIPTS.

                  (a) Annexed hereto as EXHIBIT 7:7-2, is a Schedule which describes all arrangements to which any Borrower is a party with respect to the payment to that Borrower of the proceeds of credit card charges for sales by that Borrower.

                  (b) Prior to the First Funding, the Lead Borrower shall deliver to the Lender, notification, executed on behalf of each Borrower, to each of each Borrower's credit card clearinghouses and processors (other than Discover Card) of notice (in form reasonably satisfactory to the Lender), which notice provides that payment of all credit card charges submitted by that Borrower to that clearinghouse or other processor and any other amount payable to that Borrower by such clearinghouse or other processor shall be directed to an Initial Blocked Account or as otherwise designated from time to time by the Lender. No Borrower shall change such direction or designation except upon and with the prior written consent of the Lender.

                  (c) On or before November 1, 2001, the Lead Borrower shall provide the Lender with three original fully executed counterparts of an agreement (substantially in the form provided to the Lender prior to the execution of this Agreement) with Discover Card. No Borrower shall amend such Agreement except upon and with the prior written consent of the Lender.

         7-3.     THE CONCENTRATION, BLOCKED, AND OPERATING ACCOUNTS .

                  (a) The following accounts have been or will be established (and are so referred to herein):

                           (i) The "INITIAL BLOCKED ACCOUNTS" (so referred to herein): Three (3) accounts established by the Lead Borrower with The Chase Manhattan Bank.

                           (ii) The "CONCENTRATION ACCOUNT"(so referred to herein): An account established by the Lead Borrower with The Chase Manhattan Bank.

                           (iii) The "LENDER'S DEPOSITORY ACCOUNT" (so referred to herein): Established by the Lender with The Chase Manhattan Bank.

                           (iv)  The "OPERATING ACCOUNT" (so referred to
herein): Established by the Lead Borrower with The Chase Manhattan Bank.

                  (b) The contents of each DDA (other than the Operating Account) and of the Initial Blocked Account and the Concentration Account constitute Collateral and Proceeds of Collateral. The contents of the Lender's Depository Account constitutes the Lender's property.

                  (c) The Initial Blocked Accounts and the Concentration Account shall be subject to a "Blocked Account Control Agreement ("Automatic Sweep/Frozen Account")" substantially in the form provided by The Chase Manhattan Bank.

                  (d) The Borrowers shall pay all fees and charges of, and maintain such impressed balances as may be required by the depository in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Lender).

                  (e) This section 7:7-3(e) applies to the "Instructions" within the meaning of the above referenced Blocked Account Control Agreement ("Automatic Sweep/Frozen Account").

                           (i) Except as provided in, and subject in all events to, Section 7:7- 3(e)(ii), notwithstanding anything to the contrary in any agreement to which the Lender is a party, the Lender will not change the above referenced "Instructions" from those in effect at the execution of this Agreement nor terminate any such above referenced Blocked Account Control Agreement ("Automatic Sweep/Frozen Account") without the prior written consent of the Lead Borrower.

                           (ii) Section 7:7-3(e)(i) is not effective to the extent that it results in the Lender's not having control of the Initial Blocked Accounts and the Concentration Account within the meaning of Section 9-104 of the UCC.

         7-4.     PROCEEDS AND COLLECTIONS .

                  (a) All Receipts and all cash proceeds of any sale or other disposition of any of each Borrower's assets:

                           (i)   Constitute Collateral and proceeds of
         Collateral.

                           (ii) Shall be held in trust by the Borrowers for the Lender.

                           (iii) Shall not be commingled with any of any Borrower's other funds.

                           (iv) Shall be deposited and/or transferred by the Borrowers only to the Initial Blocked Account, the Concentration Account or the Lender's Depository Account.

                  (b) Whether or not there is then an outstanding balance in the Loan Account, the Lead Borrower shall cause the ACH or wire transfer to one of the Initial Blocked Accounts, not less frequently than weekly (daily following the occurrence of an Event of Default) of the following:

                           (i) The then contents of each DDA (other than any Exempt DDA) which consist of available funds, each such transfer to be net of any minimum balance, (not to exceed $750.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained.

                           (ii) The proceeds of all credit card charges not otherwise provided for pursuant hereto.

                  (c) Whether or not there is then an outstanding balance in the Loan Account, not less frequently than weekly (daily following the occurrence of an Event of Default) the then contents of each Initial Blocked Account which consist of available funds shall be transferred to the Concentration Account, such transfer to be net of any minimum balance, (not to exceed $750.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained.

                  (d) Whether or not there is then an outstanding balance in the Loan Account, not less frequently than weekly (daily following the occurrence of an Event of Default) the then contents of each Concentration Account which consist of available funds shall be transferred to the Lender's Depository Account, such transfer to be net of any minimum balance, (not to exceed $750.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained).

                  (e) Unless a Cash Concentration Trigger Event has occurred (in which event, the provisions of Section 7:7-4(f) shall control), the Lender shall transfer the then contents of the Lender's Depository Account which consist of available funds to the Operating Account on each Business Day (such transfer to be net of any minimum balance which is required to be maintained in the subject DDA by the bank at which such DDA is maintained).

                  (f) This Section 7:7-4(f) deals with the effect of the occurrence of a Cash Concentration Trigger Event.

                           (i)   Following the occurrence of any Cash
         Concentration Trigger Event, the Lender may cease to transfer the contents of the Lender's Depository Account to the Operating Account as provided in Section 7:7-4(e).

                           (ii)  In the event that, notwithstanding the
         provisions of this Section 7:7- 4(f), any Borrower receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral following the occurrence of any Cash Concentration Trigger Event, such Receipts, proceeds, and collections shall be held in trust by that Borrower for the Lender and shall not be commingled with any of that Borrower's other funds or deposited in any account of any Borrower other than as instructed by the Lender.

                           (iii) This Section 7:7-4(f) is subject to Section 7:7-4(g).

                  (g) In the event that, subsequent to the Lenders taking of action pursuant to Section 7:7-4(f), a Cash Concentration Cure occurs, then the Lender, on the written request of the Lead Borrower, shall take steps to cause the reversal of the actions so taken, IT BEING UNDERSTOOD, HOWEVER, that Lender's taking of such steps shall be without prejudice to the Lender's continuing right to invoke the provisions of Section 7:7-4(f) on account of the occurrence of a subsequent Cash Concentration Event.

         7-5.     PAYMENT OF LIABILITIES.

                  (a) On each Business Day, the Lender shall apply the then collected balance of the Lender's Depository Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Depository Account is maintained) which are not transferred to the Operating Account pursuant to Section 7:7-4(e) towards the unpaid balance of the Loan Account and all other Liabilities, PROVIDED, HOWEVER, for purposes of the calculation of interest on the unpaid principal balance of the Loan Account, such payment shall be deemed to have been made One (1) Business Day after such transfer.

                  (b) The following rules shall apply to deposits and payments under and pursuant to this Section 7:7-5:

                           (i) Funds shall be deemed to have been deposited to the Lender's Depository Account on the Business Day on which deposited, PROVIDED THAT notice of such deposit is available to the Lender by 2:00PM on that Business Day.

                           (ii) Funds paid to the Lender, other than by deposit to the Lender's Depository Account, shall be deemed to have been received on the Business Day when they are good and collected funds, PROVIDED THAT notice of such payment is available to the Lender by 2:00PM on that Business Day.

                           (iii) If notice of a deposit to the Lender's
         Depository Account (Section 7:7-5(b)(i)) or payment (Section 7:7-5(b)(ii)) is not available to the Lender until after 2:00PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00AM on the then next Business Day.

                           (iv) All deposits to the Lender's Depository Account and other payments to the Lender are subject to clearance and collection.

                  (c) The Lender shall transfer to the Operating Account any surplus in the Lender's Depository Account remaining after the application towards the Liabilities referred to in Section 7:7-5(a), above (less those amounts which are to be netted out, as provided therein) PROVIDED, HOWEVER, in the event that

                           (i)   any Borrower is InDefault; and

                           (ii)  one or more L/C's are then outstanding,

then the Lender may establish a funded reserve of up to 110% of the aggregate Stated Amounts of such L/C's. Such funded reserve shall either be (i) returned to the Lead Borrower PROVIDED THAT no Borrower is InDefault or (ii) applied towards the Liabilities following the occurrence of any Event of Default described in Section 10:10-11 or acceleration following the occurrence of any other Event of Default.

         7-6. THE OPERATING ACCOUNT. Except as otherwise specifically provided in, or permitted by, this Agreement or as described on EXHIBIT 7:7-6, annexed hereto, all checks shall be drawn by the Lead Borrower upon, and other disbursements shall be made by the Lead Borrower solely from, the Operating Account.

ARTICLE 8: - GRANT OF SECURITY INTEREST:

         8-1. GRANT OF SECURITY INTEREST. To secure the Borrowers' prompt, punctual, and faithful performance of all and each of the Liabilities, each Borrower, subject to Section 8:8-2(b), hereby grants to the Lender a continuing security interest in and to, and assigns to the Lender the following, and each item thereof, whether now owned or now due, or in which that Borrower has an interest or the power to transfer rights, or hereafter acquired, arising, or to become due, or in which that Borrower obtains an interest or the power to transfer rights, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Lender may in the future be granted a security interest, is referred to herein as the "COLLATERAL"):

                  (a) All Accounts and accounts receivable.

                  (b) All Inventory.

                  (c) All General Intangibles.

                  (d) All Equipment.

                  (e) All Goods.

                  (f) All Fixtures.

                  (g) All Chattel Paper.

                  (h) All Letter-of-Credit Rights.

                  (i) All Payment Intangibles.

                  (j) All Supporting Obligations.

                  (k) All books, records, and information relating to the
                      Collateral and/or to the operation of each Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

                  (l) All Leasehold Interests.

                  (m) All Investment Property, Instruments, Documents, Deposit
                      Accounts, money, policies and certificates of insurance, deposits, impressed accounts, compensating balances, cash, or other property.

                  (n) All insurance proceeds, refunds, and premium rebates,
                      including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing. (8:8-1(a) through 8:8-1(m)) or otherwise.

                  (o) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (8:8-1(a) through 8:8-1(n)), including the right of stoppage in transit.

         8-2.     EXTENT AND DURATION OF SECURITY INTEREST.

                  (a) The security interest created and granted herein is in addition to, and supplemental of, any other security interest granted from time to time by any Borrower to the

Lender and shall continue in full force and effect applicable to all Liabilities until both

                           (i) all Liabilities have been paid and/or satisfied in full; and

                           (ii) the security interest created herein is specifically terminated in writing by a duly authorized officer of the Lender;

                  (b) It is intended that the Collateral Interests created herein extend to and cover all assets of each Borrower other than the Excluded Assets.

ARTICLE 9: - LENDER AS BORROWER'S ATTORNEY-IN-FACT:

         9-1. APPOINTMENT AS ATTORNEY-IN-FACT. Each Borrower hereby irrevocably constitutes and appoints the Lender as that (acting through any of its officers) Borrower's true and lawful attorney, with full power of substitution, which designation the Lender may exercise only following the occurrence of any Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of that Borrower, but for the sole benefit of the Lender. The rights and powers granted the Lender by this appointment include but are not limited to the right and power to:

                  (a) Prosecute, defend, compromise, or release any action relating to the Collateral.

                  (b) Sign change of address forms to change the address to which each Borrower's mail is to be sent to such address as the Lender shall designate; receive and open each Borrower's mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Lead Borrower or to any trustee in bankruptcy or receiver of the Lead Borrower, or other legal representative of a Borrower whom the Lender determines to be the appropriate person to whom to so turn over such mail.

                  (c) Endorse the name of the relevant Borrower in favor of the Lender upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the relevant Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

                  (d) Sign the name of the relevant Borrower on any notice to that Borrower's Account Debtors or verification of the Receivables Collateral; sign the relevant Borrower's name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts.

                  (e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which any Borrower is a beneficiary.

                  (f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of each Borrower.

                  (g) Use, license or transfer any or all General Intangibles of each Borrower.


         9-2. NO OBLIGATION TO ACT. The Lender shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9:9-1 herein, but if the Lender elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Borrower for any act or omission to act, except for any act or omission to act as to which there is a final determination made in a judicial proceeding by a court of competent jurisdiction (in which the Lender has been given an opportunity to be heard), which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith or wilful misconduct.


ARTICLE 10: - EVENTS OF DEFAULT:

         The occurrence of any event described in this Article 10: respectively shall constitute an "EVENT OF DEFAULT" herein. Upon the occurrence of any Event of Default described in Section 10:10-11, any and all Liabilities shall become due and payable without any further act on the part of the Lender. Upon the occurrence of any other Event of Default, the Lender may declare any and all Liabilities shall become immediately due and payable. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Lender and any Borrower and instruments and papers heretofore, now, or hereafter given the Lender by any Borrower.


         10-1.    FAILURE TO PAY THE REVOLVING CREDIT. The failure by any
Borrower to pay when due any principal of, interest on, or fees in respect of, the Revolving Credit.


         10-2.    FAILURE TO MAKE OTHER PAYMENTS. The failure by any Borrower to pay when due (or upon demand, if payable on demand) any payment Liability other than any payment liability on account of the principal of, or interest on, or fees in respect of, the Revolving Credit.


         10-3. FAILURE TO PERFORM COVENANT OR LIABILITY (NO GRACE PERIOD). The failure by any Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability included in any of the following provisions hereof:


                           SECTION             RELATES TO            :
                           ------------------------------------------
                           4:4-7(a)         Title to Assets
                           4:4-8            Indebtedness
                           4:4-9            Insurance
                           4:4-20           Dividends. Investments. Other
                                            Corporate Actions
                           Article 5:       Reporting Requirements and Financial
                                            Performance Covenants
                           Article 7:       Cash Management

         10-4.    FAILURE TO PERFORM COVENANT OR LIABILITY (GRACE PERIOD). The
failure by any, Borrower. within twenty (20) days following the earlier of any Borrower's knowledge of a breach of any covenant or Liability not described in any of Sections 10:10-1, 10:10-2, or 10:10-3 or of its receipt of written notice from the Lender of the breach of any of any of such covenants or Liabilities.


         10-5.    MISREPRESENTATION. The determination by the Lender that any representation or warranty at any time made by any Borrower to the Lender was not true or complete in all material respects when given.


         10-6.    ACCELERATION OF OTHER DEBT. BREACH OF LEASE. The occurrence of any event such that any Indebtedness of any Borrower in excess of $500,000.00 to any creditor other than the Lender could be accelerated or, without the consent of any Borrower, more than five (5) Leases could then be terminated (whether or not the subject creditor or lessor takes any action on account of such occurrence).


         10-7.    DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any breach of any covenant or Liability imposed by, or of any default under, any agreement (including any Loan Document) between the Lender and any Borrower or instrument given by any Borrower to the Lender and the expiry, without cure, of any applicable grace period (notwithstanding that the Lender may not have exercised all or any of its rights on account of such breach or default).

         10-8.    UNINSURED CASUALTY LOSS. The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral.


         10-9.    ATTACHMENT. JUDGMENT. RESTRAINT OF BUSINESS.

                  (a) The service of process upon the Lender seeking to attach, by trustee, mesne, or other process, any funds of any Borrower on deposit with, or assets of any Borrower in the possession of, the Lender, which is attachment is not stayed within thirty (30) days after service thereof.

                  (b) The entry of any judgment in excess of $500,000 .00 against any Borrower, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry.

                  (c) The entry of any order or the imposition of any other process having the force of law, the effect of which is to restrain in any material way the conduct by any Borrower of its business in the ordinary course, which order is not appealed from (with execution or similar process stayed) within fifteen (15) days of its entry.

         10-10. BUSINESS FAILURE. Any act by, against, or relating to any Borrower, or its property or assets, which act constitutes the determination, by any Borrower, to initiate a program of partial self-liquidation (other than as provided for in the Business Plan) or a program of total self-liquidation; application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of any Borrower's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of any Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for any Borrower; the offering by or entering into by any Borrower of any composition, extension, or any other arrangement seeking relief from or extension of the debts of any Borrower; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including any Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by or on behalf of any Borrower of the liquidation or winding up of all or any part of any Borrower's business or operations.

         10-11. BANKRUPTCY. The failure by any Borrower to generally pay the debts of that Borrower as they mature; adjudication of bankruptcy or insolvency relative to any Borrower; the entry of an order for relief or similar order with respect to any Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by any Borrower initiating any matter in which any Borrower is or may be granted any relief from the debts of that Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against any Borrower initiating any matter in which that Borrower is or may be granted any relief from the debts of that Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested in good faith by that Borrower by appropriate proceedings or, if so contested, is not dismissed within thirty (30) days of when filed.

         10-12. INDICTMENT - FORFEITURE. The criminal conviction of any Borrower, under any Applicable Law where the relief, penalties, or remedies sought or available include the forfeiture of any material property of any Borrower and/or the imposition of any stay or other order, the effect of which could be to restrain in any material way the conduct by any Borrower of its business in the ordinary course.

         10-13. GUARANTOR'S DEFAULT. The occurrence of any Guarantor's Default.


         10-14. TERMINATION OF GUARANTY. The termination or attempted termination of any guaranty by any guarantor of the Liabilities.


         10-15.   CHALLENGE TO LOAN DOCUMENTS.

                  (a) Any challenge by or on behalf of any Borrower or any guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

                  (b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document's terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

         10-16.   CHANGE IN CONTROL. Any Change in Control.


         10-17.   MATERIAL ADVERSE CHANGE. The occurrence of any Material
Adverse Change with respect to the Borrowers, taken as a whole.


ARTICLE 11: - RIGHTS AND REMEDIES UPON DEFAULT:

         11-1     ACCELERATION. Upon the occurrence of any Event of Default as described in Section 10:10-11, all Indebtedness of the Borrowers to the Lender shall be immediately due and payable. Upon the occurrence of any Event of Default other than as described in Section 10:10-11, the Lender may declare all Indebtedness of the Borrowers to the Lender to be immediately due and payable and may exercise all of the Lender's Rights and Remedies as the Lender from time to time thereafter determines as appropriate.

         11-2.    RIGHTS OF ENFORCEMENT. The Lender shall have all of the rights and remedies of a secured party upon default under, the UCC, in addition to which the Lender shall have all and each of the following rights and remedies:

                  (a) To give notice to any bank at which any DDA or Blocked Account is maintained and in which Proceeds of Collateral are deposited, to turn over such Proceeds directly to the Lender.

                  (b) To give notice to any customs broker of any of the Borrowers to follow the instructions of the Lender as provided in any written agreement or undertaking of such broker in favor of the Lender.

                  (c) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

                  (d) Without causing a breach of the peace, to take possession of all or any portion of the Collateral.

                  (e) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Lender deems advisable and with or without the taking of possession of any of the Collateral.

                  (f) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.

                  (g) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

                  (h) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.


         11-3.    SALE OF COLLATERAL.

                  (a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Lender deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Lender's disposition of the Collateral.

                  (b) The Lender, in the exercise of the Lender's rights and remedies upon default, may conduct one or more going out of business sales, in the Lender's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Borrower. The Lender and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Lender or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Lender or such agent or contractor and neither any Borrower nor any Person claiming under or in right of any Borrower shall have any interest therein.

                  (c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Lender shall provide the Lead Borrower such notice as may be practicable under the circumstances), the Lender shall give the Lead Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. Each Borrower agrees that such written notice shall satisfy all requirements for notice to that Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Lender's rights and remedies upon default.

                  (d) The Lender may purchase the Collateral, or any portion of it at any sale held under this Article.

                  (e) If any of the Collateral is sold, leased, or otherwise disposed of by the Lender on credit, the Liabilities shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Lender.

                  (f) The Lender shall apply the proceeds of the Lender's exercise of its rights and remedies upon default pursuant to this Article 11: in such manner, and with such frequency, as the Lender determines.


         11-4. OCCUPATION OF BUSINESS LOCATION. In connection with the Lender's exercise of the Lender's rights under this Article 11:, the Lender, without causing a breach of the peace, may enter upon, occupy, and use any premises owned or occupied by each Borrower, and may exclude each Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender. The Lender shall not be required to remove any of the Collateral from any such premises upon the Lender's taking possession thereof, and may render any Collateral unusable to the Borrowers. In no event shall the Lender be liable to any Borrower for use or occupancy by the Lender of any premises pursuant to this Article 11:, nor for any charge (such as wages for any Borrower's employees and utilities) incurred in connection with the Lender's exercise of the Lender's Rights and Remedies.

         11-5. GRANT OF NONEXCLUSIVE LICENSE. Each Borrower hereby grants to the Lender a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which any Borrower now or hereafter has rights, such license being solely with respect to the Lender's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.


         11-6. ASSEMBLY OF COLLATERAL. The Lender may require any Borrower to assemble the Collateral and make it available to the Lender at the Borrowers' sole risk and expense at a place or places which are reasonably convenient to both the Lender and the Lead Borrower.

         11-7. RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Lender hereunder (herein, the "LENDER'S RIGHTS AND REMEDIES") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Lender's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Lender of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Lender's Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Lender and any person, at any time, shall preclude the other or further exercise of the Lender's Rights and Remedies. No waiver by the Lender of any of the Lender's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Lender's Rights and Remedies may be exercised at such time or times and in such order of preference as the Lender may determine. The Lender's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.


ARTICLE  12:- NOTICES:

         12-1. NOTICE ADDRESSES. All notices, demands, and other communications made in respect of any Loan Document (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Lender:
                                    Wells Fargo Retail Finance LLC
                                    One Boston Place - 18th Floor
                                    Boston, Massachusetts 02108
                                    Attention        :  Patrick Norton
                                                     :  Vice President
                                    Fax              :  617 523 4032

         WITH A COPY TO:
                                    Riemer & Braunstein LLP
                                    Three Center Plaza
                                    Boston, Massachusetts  02108
                                    Attention      :  Richard B. Jacobs, Esquire
                                    Fax            :  617 880 3456

If to the Lead Borrower
And All Borrowers:

                                    dELiA*s Corp.
                                    435 Hudson Street
                                    New York, New York 10014
                                    Attention      :  Dennis Goldstein
                                    Fax            : 212 590 6310

         WITH A COPY TO:
                                    Proskauer Rose LLP
                                    1585 Broadway
                                    New York, New York 10036-8299
                                    Attention      : Jack P. Jackson, Esquire
                                    Fax:           : 212 969 2900


         12-2.    NOTICE GIVEN.

                  (a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

                           (i) By registered mail: the sooner of when actually received or Three (3) days following deposit in the United States mail, postage prepaid.

                           (ii) By recognized overnight express delivery: the Business Day following the day when sent.

                           (iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.

                           (iv) By Facsimile transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, one
         (1) hour after being sent. Otherwise, at the opening of the then next Business

         Day.

                  (b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

ARTICLE 13: - TERM:

         13-1.    TERMINATION OF REVOLVING CREDIT.

                  (a) The Maturity Date shall be extended for successive twelve
(12) month periods from the date set out in the Definition of "Maturity Date" unless any of the following takes place:

                           (i)   The Termination Date has occurred.

                           (ii) The then effective Maturity Date is set as the Termination Date by not less than ninety (90) days prior written notice by the Lead Borrower to the Lender or the Lender to the Lead Borrower.

                           (iii) The Lead Borrower sets the Termination Date by irrevocable written notice to the Lender as permitted by the Definition of "Termination Date".

                  (b) The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2:2-7(g) hereof) until the Termination Date.

         13-2.    ACTIONS ON TERMINATION.

                  (a) On the Termination Date, the Borrowers shall pay the Lender (whether or not then due), in immediately available funds, all then Liabilities including, without limitation: the following:

                           (i)   The entire balance of the Loan Account
         (including the unpaid principal balance of the Revolving Credit Loans).

                           (ii)  Any payments due on account of the
         indemnification obligations included in Section 2:2-11(e).

                           (iii) Any accrued and unpaid Unused Line Fee.

                           (iv)  Any applicable Early Termination Fee.

                           (v) All unreimbursed costs and expenses of the Lender for which any Borrower is responsible.

                  (b) On the Termination Date, the Borrowers shall also shall make such arrangements concerning any L/C's then outstanding as are reasonably satisfactory to the Lender.

                  (c) Until such payment (Section 13:13-2(a)) and arrangements concerning L/C's (Section 13:13-2(b)), all provisions of this Agreement, other than those included in Article 2: which place any obligation on the Lender to make any loans or advances or to provide any financial accommodations to any Borrower shall remain in full force and effect until all Liabilities shall have been paid in full.

                  (d) The release by the Lender of the Collateral Interests granted to the Lender by the Borrowers hereunder may be upon such conditions and indemnifications as the Lender may require.

                  (e) The Lender's obligation to release the Collateral Interests granted to the Lender by any Borrower on the End Date shall not be affected by any Liability's then being outstanding to any Affiliate of the Lender.


ARTICLE 14: - GENERAL:

         14-1.    PROTECTION OF COLLATERAL. The Lender has no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Lender.


         14-2.    PUBLICITY. The Lender may issue a "tombstone" notice of the establishment of the credit facility contemplated by this Agreement and, subject to prior review by the Borrower in each instance, may make reference to each Borrower (and may utilize any logo or other distinctive symbol associated with each Borrower) in connection with any advertising, promotion, or marketing (including the inclusion of a "case study" of the financing contemplated hereby) undertaken by the Lender.


         14-3.    SUCCESSORS AND ASSIGNS.

                  (a) This Agreement shall be binding upon the Borrowers and their respective representatives, successors, and assigns and shall enure to the benefit of the Lender and its successors and assigns, PROVIDED, HOWEVER, no trustee or other fiduciary appointed with respect to any Borrower shall have any rights hereunder.

                  (b) In the event that the Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the Lender hereunder and the Lender shall thereupon be discharged and relieved from its duties and obligations hereunder.

                  (c) In the event that the Lender assigns or transfers its rights under this Agreement to an assignee which is not an Affiliate of the Lender or a Person controlling, controlled by, or under common control with the Lender (other than in connection with a programmed disposition, by the Lender, of all or a material part of its portfolio of working capital loans), then the Lead Borrower, by irrevocable written notice to such assignee given no later than one hundred eighty (180) days after receipt of notice of such assignment may set the Termination Date as a date which is no more than forty five (45) days after (and counting) the date of such notice.

         14-4.    SEVERABILITY. Any determination that any provision of this
Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

         14-5.    AMENDMENTS.  COURSE OF DEALING.

                  (a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between each Borrower and the Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Lender to give notice to the Lead Borrower of any Borrower's having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document. No change made by the Lender to the manner by which the Borrowing Base is determined shall obligate the Lender to continue to determine the Borrowing Base in that manner.

                  (b) Each Borrower may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Lender. No consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Lender then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Lender shall be in reliance upon all representations and warranties theretofore made to the Lender by or on behalf of the Borrowers (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.


         14-6.    POWER OF ATTORNEY. In connection with all powers of attorney included in this Agreement, each Borrower hereby grants unto the Lender (acting through any of its officers) full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as that Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement except for any act or omission to act as to which there is a final determination made in a judicial proceeding by a court of competent jurisdiction (in which the Lender has been given an opportunity to be heard), which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith or wilful misconduct.. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by any Borrower and each shall survive the same. All powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender.

         14-7.    APPLICATION OF PROCEEDS. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Lender determines in its sole discretion, consistent, HOWEVER, with all applicable provisions of this Agreement and the UCC. The Borrowers shall remain liable for any deficiency remaining following such application.

         14-8.    INCREASED COSTS.

                  (a) If, as a result of any Requirement of Law, or of the interpretation or application thereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which:

                           (i) subjects the Lender to any taxes or changes the basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by any Borrower to the Lender under this Agreement (except for taxes on the Lender based on net income, capital, or the franchise held by such Lender imposed by the jurisdiction in which the principal or lending offices of the Lender are located);

                           (ii) imposes, modifies or deems applicable any reserve (other than a reserve included in the computation of the Reserve Percentage), cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of the Lender;

                           (iii) imposes on the Lender any other condition with respect to any Loan

         Document; or

                           (iv) imposes on the Lender a requirement to maintain or allocate capital in relation to the Liabilities;

and the result of any of the foregoing, in the Lender's reasonable opinion, is to increase the cost to the Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by the Lender in respect of any loan, advance or financial accommodation by an amount which the Lender deems to be material, then, except as provided in Section 14:14- 8(b), upon written notice from the Lender, from time to time, to the Lead Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrowers shall forthwith pay to the Lender, upon receipt of such notice, that amount which shall compensate the Lender for such additional cost or reduction in income.

                  (b) The obligation of the Borrowers to compensate the Lender pursuant to Section 14:14-8(a) is subject to the following conditions:

                           (i) The Lender's giving of notice to the Lead Borrower of an event which gives rise to such compensation obligation within ninety (90) days after the Lender has received conclusive notice of the occurrence of the relevant circumstance giving rise to such obligation.

                           (ii) The Lender's charging of its customers who are similarly situated to the Borrowers in respect of any increased costs or reduction in income on account of which an obligations under Section 14:14-8(a) arises.

         14-9.    COSTS AND EXPENSES OF THE LENDER .

                  (a) The Borrowers shall pay the following:

                           (i)   The reasonable costs, expenses, and
         disbursements (including attorneys' reasonable fees and expenses of the Lender's outside counsel) which are incurred by the Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and of the other Loan Documents as part of the establishment of the credit facility contemplated hereby, but only to the extent to which the Lead Borrower has agreed to be responsible for such reasonable costs, expenses, and disbursements (including attorneys' reasonable fees and expenses of the Lender's outside counsel).

                           (ii) From time to time on demand all Costs of Collection and, and all reasonable costs, expenses, and disbursements not described in Section 14:14-9(a)(i) which may be incurred in connection with or in respect to the credit facility contemplated hereby or which otherwise are incurred with respect to the Liabilities.

                  (b) Each Borrower authorizes the Lender to pay all such fees and expenses and in the Lender's discretion, to add such fees and expenses to the Loan Account.

                  (c) The undertaking on the part of each Borrower in this
Section 14:14-9 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Lender in favor of any Borrower, other than a termination, release, or discharge which makes specific reference to this
Section 14:14-9.

         14-10.   COPIES AND FACSIMILES. Each Loan Document and all documents and papers which relates thereto which have been or may be hereinafter furnished by or to the Lender may be reproduced by the Lender by any photographic, microfilm, xerographic, digital imaging, or other process, and the Lender may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

         14-11.   MASSACHUSETTS LAW. This Agreement and all rights and
obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of The Commonwealth of Massachusetts.


         14-12.   CONSENT TO JURISDICTION.

                  (a) The Lender and each Borrower agrees that any legal action, proceeding, case, or controversy against any Borrower with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Lender may elect in the Lender's sole discretion. By execution and delivery of this Agreement, the Lender and each Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

                  (b) The Lender and each Borrower WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Lead Borrower at the Lead Borrower's address for notices as specified herein, such service to become effective five (5) Business Days after such mailing.

                  (c) The Lender and each Borrower WAIVES any objection based on FORUM NON CONVENIENS and any objection to venue of any action or proceeding instituted under any of the Loan

Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.

                  (d) The Lender and each Borrower agrees that any action commenced by the Lender or by any Borrower asserting any claim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

         14-13. INDEMNIFICATION. Each Borrower shall indemnify, defend, and hold the Lender and any of their respective employees, officers, or agents (each, an "INDEMNIFIED PERSON") harmless of and from any claim brought or threatened against any Indemnified Person by any Borrower, any guarantor or endorser of the Liabilities, or any other Person (as well as from attorneys' reasonable fees, expenses, and disbursements in connection therewith) on account of the relationship of the Borrowers or of any other guarantor or endorser of the Liabilities, including all costs, expenses, liabilities, and damages as may be suffered by any Indemnified Person in connection with (x) the Collateral; (y) the occurrence of any Event of Default; or (z) the exercise of any rights or remedies under any of the Loan Documents (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender's selection, but at the expense of the Borrowers) other than any claim as to which a final determination is made in a judicial proceeding by a court of competent jurisdiction (in which the Lender has been given an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner, in actual bad faith or in wilful misconduct. This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Lender in favor of the Borrowers, other than a termination, release, or discharge duly executed on behalf of the Lender which makes specific reference to this Section 14:14-13.

         14-14. RULES OF CONSTRUCTION. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:

                  (a) Unless otherwise specifically provided for herein, interest and any fee or charge which is stated as a per annum percentage shall be calculated based on a 360 day year and actual days elapsed.

                  (b) Words in the singular include the plural and words in the plural include the singular.

                  (c) Unless otherwise specifically provided for herein or in a specific Loan Document (and then only to the extent so provided), as between the parties hereto or to any Loan

Document, the definitions of the following terms, as included in the UCC, are deemed to be as follows for purposes of the performance of obligations arising under or in respect of any Loan Document:

                           (i)   "Authenticate" means "signed".

                           (ii) "Record" means written information in a tangible form.

                  (d) Cross references to Sections in this Agreement begin with the Article in which that Section appears, followed by a colon, and then the Section to which reference is made. (For example, a reference to "Section 5:5-6" is to Section 5-6, which appears in Article 5 of this Agreement).

                  (e) Titles, headings (indicated by being UNDERLINED or shown in SMALL CAPITALS) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument's meaning, construction, or effect.

                  (f) The words "includes" and "including" are not limiting.

                  (g) Text which follows the words "including, without limitation" (or similar words) is illustrative and not limitational.

                  (h) Text which is shown in ITALICS (except for parenthesized italicized text), shown in BOLD, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.

                  (i) The words "may not" are prohibitive and not permissive.

                  (j) Any reference to a Person's "knowledge" (or words of similar import) are to such Person's knowledge assuming that such Person has undertaken reasonable and diligent investigation with respect to the subject of such "knowledge" (whether or not such investigation has actually been undertaken).

                  (k) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.

                  (l) The term "Dollars" and the symbol "$" each refers to United States Dollars.

                  (m) Unless limited by reference to a particular Section or provision, any reference to "herein", "hereof", or "within" is to the entire Loan Document in which such reference is made.

                  (n) References to "this Agreement" or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.

                  (o) Except as otherwise specifically provided, all references to time are to Boston time.

                  (p) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:

                           (i)   Unless otherwise provided (I) the day of the
act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (II) the period so computed shall end at 5:00 PM on the relevant Business Day.

                           (ii)  The word "from" means "from and including".

                           (iii) The words "to" and "until" each mean "to, but
excluding".

                           (iv)  The word "through" means "to and including".

                  (q) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 14:14-15 hereof, PROVIDED, HOWEVER, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

         14-15.   INTENT. It is intended that:

                  (a) This Agreement take effect as a sealed instrument.

                  (b) The scope of all Collateral Interests created by any Borrower to secure the Liabilities be broadly construed in favor of the Lender and that they cover all assets of each Borrower other than any Excluded Assets.

                  (c) All Collateral Interests created in favor of the Lender at any time and from time to time secure all Liabilities, whether now existing or contemplated or hereafter arising.

                  (d) All reasonable costs, expenses, and disbursements incurred by the Lender in connection with the Lender's relationship(s) with any Borrower shall be borne by the Borrowers.

                  (e) Unless otherwise explicitly provided herein, the Lender's consent to any action of any Borrower which is prohibited unless such consent is given may be given or refused by the Lender in its sole discretion and without reference to Section 2:2-14 hereof.

         14-16.   PARTICIPATIONS: The Lender may sell participations in the
Lender's interests herein to one or more financial institutions.

         14-17.   CONFIDENTIALITY: The Lender agrees that, except with the prior consent of the Lead Borrower, it will not disclose any confidential information with respect to the Borrowers which is now or in the future furnished pursuant to this Agreement or any other Loan Document , PROVIDED, HOWEVER, that the Lender may disclose any such information as follows:

                  (a) To the following:

                           (i) To its employees, Affiliates, advisors or counsel.

                           (ii) To any prospective or actual transferee or participant in connection with any contemplated transfer or participation of this Agreement, the Liabilities, or any interest therein by the Lender, which transfer or participation is permitted by the terms of this Agreement and which transferee or participant agrees to be bound by this Section 14:14-17.

                  (b) As has become generally available to the public.

                  (c) As may be required or appropriate in any report, statement or testimony submitted to any municipal, state, or federal regulatory body having or claiming to have jurisdiction over the Lender.

                  (d) As may be required or appropriate in respect to any summons or subpoena or in connection with any litigation

                  (e) In order to comply with Applicable Law.


         14-18. RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to any Borrower from the Lender or from any Affiliate of any of the foregoing, and any cash, securities, instruments or other property of any Borrower in the possession of any of the foregoing, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of each Borrower to the Lender or such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not other collateral is then available to the Lender.

         14-19. PLEDGES TO FEDERAL RESERVE BANKS: Nothing included in this Agreement shall prevent or limit the Lender, to the extent that the Lender is subject to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act (12 U.S.C. Section 341) from pledging all or any portion of that Lender's interest and rights under this Agreement, PROVIDED, HOWEVER, neither such pledge nor the enforcement thereof shall release the Lender from any of its obligations hereunder or under any of the Loan Documents.

         14-20. MAXIMUM INTEREST RATE. Regardless of any provision of any Loan Document, the Lender shall never be entitled to contract for, charge, receive, collect, or apply as interest on any Liability, any amount in excess of the maximum rate imposed by Applicable Law. Any payment which is made which, if treated as interest on a Liability would result in such interest's exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Liabilities as if such excess were "Collateral."

         14-21. WAIVERS.

                  (a) Each Borrower (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 14:14-21(b), below, to the full extent permitted by Applicable Law and knowingly, voluntarily, and intentionally, and understands that the Lender, in establishing the facilities contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrowers as provided herein, whether now or in the future, is relying on such waivers.

                  (b) EACH BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:

                           (i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

                           (ii) Except as otherwise specifically required hereby, the right to notice and/or hearing prior to the Lender's exercising of the Lender's rights upon default.

                           (iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER OR ANY OTHER PERSON AND THE LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

                           (iv) Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.

                           (v) Any claim to consequential, special, or punitive damages.

                                                                   DELIA*S CORP.
                                                               ("LEAD BORROWER")

                                               By /s/ THOMAS MURPHY
                                                 -------------------------------

                                      Print Name: Thomas Murphy
                                                 -------------------------------

                                           Title: Senior Vice President
                                                 -------------------------------


                                                                   DELIA*S CORP.
                                                       DELIA*S OPERATING COMPANY
                                                    DELIA*S DISTRIBUTION COMPANY
                                                          DELIA*S RETAIL COMPANY
                                                                    "BORROWERS":

                                               By /s/ THOMAS MURPHY
                                                 -------------------------------

                                      Print Name: Thomas Murphy
                                                 -------------------------------

                                           Title: Senior Vice President
                                                 -------------------------------










                                                               Signature Page 1

                                                  WELLS FARGO RETAIL FINANCE LLC
                                                                      ("LENDER")

                                                      By /s/ PATRICK J. NORTON
                                                        ------------------------

                                             Print Name: Patrick J. Norton
                                                        ------------------------

                                                  Title: Vice President
                                                        ------------------------





                                                                Signature Page 2